Exhibit 99.2

SUPPLEMENTAL
DISCLOSURE

QUARTER ENDED JUNE 30, 2018

BRIXMOR® Property Group | BRX LISTED NYSE

450 Lexington Ave New York, NY 10017
800.468.7526 BRIXMOR.COM

SUPPLEMENTAL DISCLOSURE

Three Months Ended June 30, 2018

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview & Guidance	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Same Property NOI Analysis	11
Capital Expenditures	12
Capitalization, Liquidity & Debt Ratios	13
Debt Overview	14
Summary of Outstanding Debt	15
Covenant Disclosure	16
Investment Summary
Acquisitions	18
Dispositions	19
Anchor Space Repositioning Summary	20
Outparcel Development & New Development Summary	22
Redevelopment Summary	23
Future Redevelopment Opportunities	25
Portfolio Summary
Portfolio Overview	28
Top Forty Retailers Ranked by ABR	29
New & Renewal Lease Summary	30
New Lease Net Effective Rent & Leases Signed But Not Yet Commenced	31
Lease Expiration Schedule	32
Properties by Largest US MSAs	33
Largest MSAs by ABR	35
Properties by State	38
Property List	39

Note: Financial information is unaudited.

For additional information, please visit www.brixmor.com, follow Brixmor on Twitter at www.twitter.com/Brixmor or find Brixmor on LinkedIn at www.linkedin.com/company/brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Supplemental Disclosure - Three Months Ended June 30, 2018

GLOSSARY OF TERMS

Term	Definition

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement costs.

Annualized Base Rent ("ABR")	Monthly base rent as of a specified date, under leases which have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent (i) excludes tenant reimbursements of expenses, such as operating costs, insurance expenses and real estate taxes, (ii) excludes percentage rent and ancillary income and, (iii) is calculated on a cash basis and differs from how rent is calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for purposes of financial statements.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases, as of a specified date.

Development & Redevelopment	Development and redevelopment projects are deemed stabilized upon the earlier of (i) reaching approximately 90% billed or (ii) one year after the
Stabilization	property is placed in service.

EBITDA, EBITDAre, Adjusted EBITDA &	Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
Cash Adjusted EBITDA	A reconciliation of net income to each of these measures is provided on page 7.
EBITDA is calculated as the sum of net income (loss) presented in accordance with GAAP before (i) interest expense, (ii) federal and state taxes, and
(iii) depreciation and amortization. EBITDAre represents EBITDA as adjusted for (i) gain (loss) on disposition of operating properties and (ii) impairment of real estate assets and real estate equity investments. Adjusted EBITDA represents EBITDAre as adjusted for (i) gain (loss) on extinguishment of debt and
(ii) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted
EBITDA as adjusted for (i) straight-line rental income, (ii) amortization of above- and below-market leases and tenant inducements and (iii) straight-line ground rent expense. EBITDA, EBITDAre, Adjusted EBITDA & Cash Adjusted EBITDA include the Company's unconsolidated joint venture, which was sold on
August 8, 2017, at pro rata share.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases, as of a specified date.

LIBOR	London Interbank Offered Rate.

Metropolitan Statistical Area ("MSA")	Defined by the United States Office of Management and Budget as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting.

NAREIT	National Association of Real Estate Investment Trusts.

NAREIT Funds From Operations (“FFO")	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to NAREIT FFO is provided on page 8.
NAREIT defines FFO as net income (loss) presented in accordance with GAAP excluding (i) gain (loss) on disposition of operating properties and
(ii) extraordinary items, plus (iii) depreciation and amortization of operating properties, (iv) impairment of operating properties and real estate equity investments and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

Net Effective Rent	Average ABR PSF over the lease term adjusted for tenant improvements and allowances, tenant specific landlord work and third party leasing commissions.

Net Operating Income ("NOI")	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of NOI to net income is provided on page 10.
Calculated as total property revenues (base rent, ancillary and other, expense reimbursements, and percentage rents) less direct property operating expenses (operating costs, real estate taxes and provision for doubtful accounts). NOI excludes (i) corporate level expenses (including G&A), (ii) lease termination fees, (iii) straight-line rental income, (iv) amortization of above- and below-market leases and tenant inducements, (v) straight-line ground rent expense and (vi) the Company's unconsolidated joint venture, which was sold on August 8, 2017.

NOI Yield	Calculated as the projected incremental NOI as a percentage of the incremental third party costs of a specified project, net of any project specific credits (i.e. lease termination fees or other ancillary credits).

Non-controlling Interests	Relate to the portion of Brixmor Operating Partnership LP ("OP”), a consolidated subsidiary, held by the non-controlling interest holders. As of June
30, 2018, the Company, through its 100% ownership of BPG Subsidiary, Inc., owns 100% of the OP.

Non-owned Major Tenant	Also known as a shadow anchor. Represents tenants that are situated on parcels which are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as a retail tenant of the shopping center and, as a result, attract additional consumer traffic to the center.

Outparcel	Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Percent Billed	Billed GLA as a percentage of total GLA.

Percent Leased	Leased GLA as a percentage of total GLA.

PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration or demolition of a portion of the shopping center to accommodate new retailers.

Rent Spread	Represents the percentage change in cash ABR PSF in the first year of the new lease relative to cash ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable.

New Rent Spread	Includes new leases executed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months and new leases signed on first generation space are non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread	Includes renewal leases executed with the same tenant in the same location to extend the term of an expiring lease. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months are non-comparable and excluded from Renewal
Rent Spreads.

Option Rent Spread	Includes contractual renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal and option leases.

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 1

GLOSSARY OF TERMS

Term	Definition

Same Property NOI	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
	A reconciliation of Same Property NOI to net income is provided on page 11.
	Represents NOI of properties owned for the entirety of both periods excluding properties under development. Same Property NOI excludes income
	or expense associated with the Company's captive insurance entity.

	Number of Properties in Same Property NOI Analysis:
		Three Months Ended	Six Months Ended
		6/30/18	6/30/18
	Total properties in Brixmor Property Group portfolio	471	471
	Acquired properties excluded from same property NOI	(3)	(4)
	Additional exclusions	(2)	(2)
	Same property NOI pool	466	465

	In process redevelopment properties (includes multi-phase projects)	(13)	(13)
	Completed redevelopment properties	(5)	(5)
	Total redevelopment properties	(18)	(18)

	Same property NOI excluding redevelopments pool	448	447

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Straight-line Rent	Non-cash revenue related to GAAP requirement to average a tenant's contractual base rent over the life of the lease, regardless of the actual
	cash collected in the reporting period.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

Non-GAAP Performance Measures

The Company's non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those presented in accordance with GAAP.
Non-GAAP performance measures should not be considered as alternatives to, or more meaningful than, net income (presented in accordance with GAAP) or other GAAP financial measures as indicators of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (presented in accordance with GAAP) as a measure of liquidity.
Computation of non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP measures it presents are useful to investors for the following reasons:
• NAREIT FFO	By excluding gains and losses related to dispositions of previously depreciated operating properties, real estate-related depreciation and amortization
	of continuing operations, impairment of operating properties and real estate equity investments, extraordinary items and after adjustments for joint
	ventures calculated to reflect FFO on the same basis, investors can compare the operating performance of a company’s real estate between periods.

• EBITDA, EBITDAre, Adjusted	By excluding various items that the Company believes are not indicative of its operating performance, EBITDA, EBITDAre, Adjusted EBITDA & Cash
EBITDA & Cash Adjusted EBITDA	Adjusted EBITDA provide a meaningful performance measure as it relates to the Company's ability to meet various coverage tests.

• NOI and Same Property NOI	Same property NOI eliminates disparities in NOI due to the acquisition, disposition or stabilization of development properties during the period
	presented, and therefore, provides a more consistent metric for comparing the operating performance of a company's real estate between periods.

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 2

RESULTS OVERVIEW & GUIDANCE
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended		Six Months Ended
Summary Financial Results	6/30/18	6/30/17	6/30/18	6/30/17
Total revenues (page 6)	$313,030	$322,818	$630,205	$648,624
Net income attributable to common stockholders (page 6)	80,362	75,399	141,384	146,978
Net income attributable to common stockholders - per diluted share (page 6)	0.26	0.25	0.47	0.48
Adjusted EBITDA (page 7)	212,524	222,712	424,517	443,441
Cash Adjusted EBITDA (page 7)	201,687	208,886	404,558	416,944
NAREIT FFO (page 8)	154,263	161,875	309,091	323,430
NAREIT FFO per share/OP Unit - diluted (page 8)	0.51	0.53	1.02	1.06
Items that impact FFO comparability, net per share (page 8)	(0.00)	(0.00)	(0.01)	(0.01)
Share/OP Unit dividends declared (page 8)	0.275	0.260	0.550	0.520
Share/OP Unit dividend payout ratio (as % of NAREIT FFO) (page 8)	53.9%	49.0%	53.9%	49.0%
NOI (page 10)	222,051	227,522	444,943	454,976

	Three Months Ended
Summary Operating and Financial Ratios	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17
NOI margin (page 10)	73.6%	72.7%	74.1%	74.6%	74.3%
Same property NOI growth (page 11) (1)	1.4%	0.7%	3.6%	1.5%	1.3%
Fixed charge coverage (page 13)	3.6x	3.5x	3.6x	3.5x	3.5x
Net principal debt to Adjusted EBITDA (page 13) (2)	6.4x	6.6x	6.4x	6.5x	6.4x
Net principal debt to Cash Adjusted EBITDA (page 13) (2)	6.7x	6.8x	6.8x	6.8x	6.9x

Outstanding Classes of Stock	As of 6/30/18	As of 3/31/18	As of 12/31/17	As of 9/30/17	As of 6/30/17
Common shares outstanding (page 13)	302,627	302,826	304,620	304,937	304,936

Summary Portfolio Statistics (3)	As of 6/30/18	As of 3/31/18	As of 12/31/17	As of 9/30/17	As of 6/30/17
Number of properties (page 28)	471	480	486	498	507
Percent billed (page 28)	89.4%	89.8%	90.3%	89.6%	89.9%
Percent leased (page 28)	92.5%	92.1%	92.2%	91.6%	92.0%
ABR PSF (page 28)	$13.73	$13.61	$13.47	$13.28	$13.21
New lease rent spread (page 30)	28.7%	36.7%	42.7%	20.7%	36.1%
New & renewal lease rent spread (page 30)	14.3%	16.7%	16.0%	12.7%	16.8%
Total - new, renewal & option lease rent spread (page 30)	11.2%	14.5%	13.9%	10.2%	13.7%
Total - new, renewal & option GLA (page 30)	3,396,474	2,745,080	2,918,966	3,419,078	2,896,416

2018 Guidance	Current	Previous (at 3/31/18)	Actual YTD
NAREIT FFO per diluted share (4)(5)	$1.95 - $2.04	$1.95 - $2.04	$1.02
Same property NOI growth	1.00% - 1.50%	1.00% - 1.50%	1.1%

(1) Reflects same property NOI as reported for the specified period.
(2) For purposes of financial ratios, Adjusted EBITDA and Cash Adjusted EBITDA are annualized based on current quarter results.
(3) Reflects portfolio statistics as reported for the specified period.
(4) Does not include any expectations of one-time items, including, but not limited to, litigation, investigative and other non-routine legal expenses.
(5) Includes prospective capital recycling.

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 3

FINANCIAL SUMMARY

Supplemental Disclosure Three Months Ended June 30, 2018

CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	As of	As of
	6/30/18	12/31/17
Assets
Real estate
Land	$1,928,473	$1,984,309
Buildings and tenant improvements	7,913,020	8,063,871
Construction in progress	76,695	81,214
Lease intangibles	737,391	792,097
	10,655,579	10,921,491
Accumulated depreciation and amortization	(2,402,498)	(2,361,070)
Real estate, net	8,253,081	8,560,421
Cash and cash equivalents	53,418	56,938
Restricted cash	48,206	53,839
Marketable securities	31,226	28,006
Receivables, net of allowance for doubtful accounts of $17,426 and $17,205	219,992	232,111
Deferred charges and prepaid expenses, net	147,321	147,508
Other assets	97,303	75,103
Total assets	$8,850,547	$9,153,926

Liabilities
Debt obligations, net	$5,483,354	$5,676,238
Accounts payable, accrued expenses and other liabilities	510,222	569,340
Total liabilities	5,993,576	6,245,578

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
305,117,724 and 304,947,144 shares issued and 302,627,414 and 304,620,186 shares outstanding	3,026	3,046
Additional paid-in capital	3,300,636	3,330,466
Accumulated other comprehensive income	28,363	24,211
Distributions in excess of net income	(475,054)	(449,375)
Total equity	2,856,971	2,908,348
Total liabilities and equity	$8,850,547	$9,153,926

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Six Months Ended
	6/30/18	6/30/17	6/30/18	6/30/17

Revenues
Rental income	$243,987	$253,777	$487,332	$503,398
Expense reimbursements	67,363	67,039	138,241	140,229
Other revenues	1,680	2,002	4,632	4,997
Total revenues	313,030	322,818	630,205	648,624

Operating expenses
Operating costs	33,881	33,025	69,371	70,450
Real estate taxes	44,947	44,064	90,672	90,531
Depreciation and amortization	91,334	96,870	181,717	190,801
Provision for doubtful accounts	949	1,757	3,364	2,807
Impairment of real estate assets	11,927	10,632	27,829	16,318
General and administrative	21,320	23,248	43,746	44,205
Total operating expenses	204,358	209,596	416,699	415,112

Other income (expense)
Dividends and interest	104	85	200	158
Interest expense	(55,200)	(57,443)	(110,371)	(113,174)
Gain on sale of real estate assets	28,262	20,173	39,710	28,978
Loss on extinguishment of debt, net	(291)	(78)	(423)	(1,340)
Other	(1,185)	(684)	(1,238)	(1,391)
Total other expense	(28,310)	(37,947)	(72,122)	(86,769)

Income before equity in income of unconsolidated joint venture	80,362	75,275	141,384	146,743
Equity in income of unconsolidated joint venture	—	163	—	350
Net income	80,362	75,438	141,384	71,818
Net income attributable to non-controlling interests	—	—	—	(76)
Net income attributable to Brixmor Property Group Inc.	80,362	75,438	141,384	71,742
Preferred stock dividends	—	(39)	—	(39)
Net income attributable to common stockholders	$80,362	$75,399	$141,384	$71,703

Per common share:
Net income attributable to common stockholders:
Basic	$0.27	$0.25	$0.47	$0.48
Diluted	$0.26	$0.25	$0.47	$0.48
Weighted average shares:
Basic	302,776	304,914	303,468	304,743
Diluted	302,934	305,115	303,614	305,125

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 6

EBITDA
Unaudited, dollars in thousands

	Three Months Ended		Six Months Ended
	6/30/18	6/30/17	6/30/18	6/30/17

Net income	$80,362	$75,438	$141,384	$147,093
Interest expense	55,200	57,443	110,371	113,174
Federal and state taxes	902	958	1,116	1,967
Depreciation and amortization - continuing operations	91,334	96,870	181,717	190,801
Depreciation and amortization - unconsolidated joint venture	—	39	—	56
EBITDA	227,798	230,748	434,588	453,091
Gain on disposition of operating properties	(28,262)	(20,173)	(39,710)	(28,978)
Impairment of real estate assets	11,927	10,632	27,829	16,318
EBITDAre	$211,463	$221,207	$422,707	$440,431

EBITDAre	$211,463	$221,207	$422,707	$440,431
Litigation and other non-routine legal expenses	604	1,427	1,188	1,670
Loss on extinguishment of debt, net	291	78	423	1,340
Transaction expenses	166	—	199	—
Total adjustments	1,061	1,505	1,810	3,010
Adjusted EBITDA	$212,524	$222,712	$424,517	$443,441

Adjusted EBITDA	$212,524	$222,712	$424,517	$443,441
Straight-line rental income, net (1)	(3,784)	(6,836)	(6,881)	(12,087)
Amortization of above- and below-market leases and tenant inducements, net (2)	(7,083)	(7,022)	(13,138)	(14,483)
Straight-line ground rent expense (3)	30	32	60	73
Total adjustments	(10,837)	(13,826)	(19,959)	(26,497)
Cash Adjusted EBITDA	$201,687	$208,886	$404,558	$416,944

(1) Includes unconsolidated joint venture Montecito Marketplace straight-line rental income, net of $1 and $2 at pro rata share for the three and six months ended June 30, 2017, respectively. Montecito Marketplace was sold on August 8, 2017.

(2) Includes unconsolidated joint venture Montecito Marketplace amortization of above- and below-market leases and tenant inducements, net of $6 and $13 at pro rata share for the three and six months ended June 30, 2017, respectively. Montecito Marketplace was sold on August 8, 2017.

(3) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 7

FUNDS FROM OPERATIONS (FFO)
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Six Months Ended
	6/30/18	6/30/17	6/30/18	6/30/17

Net income	$80,362	$75,438	$141,384	$147,093
Gain on disposition of operating properties	(28,262)	(20,173)	(39,710)	(28,978)
Depreciation and amortization- real estate related- continuing operations	90,236	95,939	179,588	188,941
Depreciation and amortization- real estate related- unconsolidated joint venture	—	39	—	56
Impairment of operating properties	11,927	10,632	27,829	16,318
NAREIT FFO	$154,263	$161,875	$309,091	$323,430

NAREIT FFO per share/OP Unit - diluted	$0.51	$0.53	$1.02	$1.06
Weighted average shares/OP Units outstanding - basic and diluted	302,934	305,115	303,614	305,125

Items that impact FFO comparability
Litigation and other non-routine legal expenses	$(604)	$(1,427)	$(1,188)	$(1,670)
Loss on extinguishment of debt, net	(291)	(78)	(423)	(1,340)
Transaction expenses	(166)	—	(199)	—
Total items that impact FFO comparability	$(1,061)	$(1,505)	$(1,810)	$(3,010)
Items that impact FFO comparability, net per share	$(0.00)	$(0.00)	$(0.01)	$(0.01)

Additional Disclosures
Straight-line rental income, net (1)	$3,784	$6,836	$6,881	$12,087
Amortization of above- and below-market leases and tenant inducements, net (2)	7,083	7,022	13,138	14,483
Straight-line ground rent expense (3)	(30)	(32)	(60)	(73)

Dividends declared per share/OP Unit	$0.275	$0.260	$0.550	$0.520
Share/OP Unit dividends declared	$83,223	$79,284	$166,500	$158,556
Share/OP Unit dividend payout ratio (as % of NAREIT FFO)	53.9%	49.0%	53.9%	49.0%

(1) Includes unconsolidated joint venture Montecito Marketplace straight-line rental income, net of $1 and $2 at pro rata share for the three and six months ended June 30, 2017, respectively. Montecito Marketplace was sold on August 8, 2017.

(2) Includes unconsolidated joint venture Montecito Marketplace amortization of above- and below-market leases and tenant inducements, net of $6 and $13 at pro rata share for the three and six months ended June 30, 2017, respectively. Montecito Marketplace was sold on August 8, 2017.

(3) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL
Unaudited, dollars in thousands

	As of	As of
	6/30/18	12/31/17

Receivables, net
Straight-line rent receivable	$124,335	$118,972
Tenant receivables	90,335	95,447
Allowance for doubtful accounts	(17,426)	(17,205)
Insurance receivable (1)	19,461	28,000
Other	3,287	6,897
Total receivables, net	$219,992	$232,111

Deferred charges and prepaid expenses, net
Deferred charges, net	$127,164	$127,778
Prepaid expenses, net	20,157	19,730
Total deferred charges and prepaid expenses, net	$147,321	$147,508

Other assets
Real estate assets held for sale	$51,460	$27,081
Interest rate swaps	28,612	24,420
Furniture, fixtures and leasehold improvements, net	13,968	18,341
Other	3,263	5,261
Total other assets	$97,303	$75,103

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$208,536	$229,517
Below market leases, net	151,556	181,806
Dividends payable	85,084	85,597
Accrued litigation (1)	19,461	28,000
Other	45,585	44,420
Total accounts payable, accrued expenses and other liabilities	$510,222	$569,340

(1) In May 2017 the Company entered into a settlement agreement with respect to a class action lawsuit filed in March 2016. The agreed upon settlement amount is within the coverage amount of the Company’s applicable insurance policies. For additional information, refer to Form 10-K, filed with the Securities and Exchange Commission on February 12, 2018.

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL
Unaudited, dollars in thousands

	Three Months Ended		Six Months Ended
	6/30/18	6/30/17	6/30/18	6/30/17
Net Operating Income Detail (1)
Base rent	$228,159	$233,366	$456,846	$465,980
Ancillary and other	4,596	3,985	8,571	7,622
Expense reimbursements	67,363	67,039	138,241	140,229
Percentage rents	1,680	1,946	4,632	4,860
Operating costs	(33,851)	(32,993)	(69,311)	(70,377)
Real estate taxes	(44,947)	(44,064)	(90,672)	(90,531)
Provision for doubtful accounts	(949)	(1,757)	(3,364)	(2,807)
Net operating income	$222,051	$227,522	$444,943	$454,976

Operating Ratios
NOI margin (NOI / revenues)	73.6%	74.3%	73.1%	73.5%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	85.5%	87.0%	86.4%	87.1%

Reconciliation of Net Operating Income to Net Income Attributable to Common Stockholders
Net operating income	$222,051	$227,522	$444,943	$454,976
Lease termination fees	365	2,575	1,896	3,241
Straight-line rental income, net	3,784	6,835	6,881	12,085
Amortization of above- and below-market leases and tenant inducements, net	7,083	7,016	13,138	14,470
Fee income	—	56	—	137
Straight-line ground rent expense (2)	(30)	(32)	(60)	(73)
Depreciation and amortization	(91,334)	(96,870)	(181,717)	(190,801)
Impairment of real estate assets	(11,927)	(10,632)	(27,829)	(16,318)
General and administrative	(21,320)	(23,248)	(43,746)	(44,205)
Total other expense	(28,310)	(37,947)	(72,122)	(86,769)
Equity in income of unconsolidated joint venture	—	163	—	350
Net income attributable to non-controlling interests	—	—	—	(76)
Preferred stock dividends	—	(39)	—	(39)
Net income attributable to common stockholders	$80,362	$75,399	$141,384	$146,978

Supplemental Statement of Operations Detail
Rental income
Base rent	$228,159	$233,366	$456,846	$465,980
Lease termination fees	365	2,575	1,896	3,241
Straight-line rental income, net	3,784	6,835	6,881	12,085
Amortization of above- and below-market leases and tenant inducements, net	7,083	7,016	13,138	14,470
Ancillary and other	4,596	3,985	8,571	7,622
Total rental income	$243,987	$253,777	$487,332	$503,398

Other revenues
Percentage rents	$1,680	$1,946	$4,632	$4,860
Fee income	—	56	—	137
Total other revenues	$1,680	$2,002	$4,632	$4,997

Interest expense
Mortgage, note and other interest	$44,589	$46,323	$89,071	$89,844
Unsecured credit facility and term loan interest	10,421	11,560	21,034	24,600
Capitalized interest	(515)	(750)	(1,169)	(1,696)
Deferred financing cost amortization	1,631	1,774	3,313	3,574
Debt premium/discount amortization, net	(926)	(1,464)	(1,878)	(3,148)
Total interest expense	$55,200	$57,443	$110,371	$113,174

Other
Federal and state taxes	$902	$958	$1,116	$1,967
Other	283	(274)	122	(576)
Total other	$1,185	$684	$1,238	$1,391

Additional G&A Disclosures
Equity based compensation	2,784	2,848	5,268	4,974
Capitalized direct leasing compensation costs	3,481	3,467	7,083	7,092
Capitalized direct construction compensation costs	2,805	1,861	5,029	3,964

(1) NOI excludes unconsolidated joint venture Montecito Marketplace NOI of $204 and $414 at pro rata share for the three and six months ended June 30, 2017, respectively. Montecito Marketplace was sold on August 8, 2017.

(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 10

SAME PROPERTY NOI ANALYSIS
Unaudited, dollars in thousands

	Three Months Ended			Six Months Ended
	6/30/18	6/30/17	Change	6/30/18	6/30/17	Change
Same Property NOI Analysis
Number of properties	466	466	—	465	465	—
Percent billed	89.4%	89.9%	(0.5%)	89.4%	89.9%	(0.5%)
Percent leased	92.4%	92.1%	0.3%	92.5%	92.1%	0.4%

Revenues
Base rent	$223,609	$220,076		$442,992	$436,324
Ancillary and other	4,519	3,744		8,348	7,176
Expense reimbursements	66,233	64,040		133,217	132,602
Percentage rents	1,672	1,864		4,598	4,749
	296,033	289,724	2.2%	589,155	580,851	1.4%
Operating expenses
Operating costs	(32,993)	(30,835)		(66,504)	(65,244)
Real estate taxes	(44,196)	(42,053)		(87,549)	(85,715)
Provision for doubtful accounts	(672)	(1,707)		(3,021)	(2,568)
	(77,861)	(74,595)	4.4%	(157,074)	(153,527)	2.3%
Same property NOI	$218,172	$215,129	1.4%	$432,081	$427,324	1.1%

Same property NOI excluding redevelopments (1)	$200,752	$199,055	0.9%	$397,938	$394,757	0.8%

NOI margin	73.7%	74.3%		73.3%	73.6%
Expense recovery ratio	85.8%	87.9%		86.5%	87.8%

Percent contribution to same property NOI growth:
	Change	Percent Contribution		Change	Percent Contribution
Base rent	$3,533	1.6%		$6,668	1.5%
Ancillary and other	775	0.4%		1,172	0.3%
Net recoveries	(2,108)	(1.0%)		(2,479)	(0.6%)
Percentage rents	(192)	(0.1%)		(151)	0.0%
Provision for doubtful accounts	1,035	0.5%		(453)	(0.1%)
		1.4%			1.1%

Reconciliation of Net Income Attributable to Common Stockholders to Same Property NOI
Same property NOI	$218,172	$215,129		$432,081	$427,324
Adjustments:
Non-same property NOI	3,879	12,393		12,862	27,652
Lease termination fees	365	2,575		1,896	3,241
Straight-line rental income, net	3,784	6,835		6,881	12,085
Amortization of above- and below-market leases and tenant inducements, net	7,083	7,016		13,138	14,470
Fee income	—	56		—	137
Straight-line ground rent expense	(30)	(32)		(60)	(73)
Depreciation and amortization	(91,334)	(96,870)		(181,717)	(190,801)
Impairment of real estate assets	(11,927)	(10,632)		(27,829)	(16,318)
General and administrative	(21,320)	(23,248)		(43,746)	(44,205)
Total other expense	(28,310)	(37,947)		(72,122)	(86,769)
Equity in income of unconsolidated joint venture	—	163		—	350
Net income attributable to non-controlling interests	—	—		—	(76)
Preferred stock dividends	—	(39)		—	(39)
Net income attributable to common stockholders	$80,362	$75,399		$141,384	$146,978

(1) Redevelopments include only in process projects and projects completed in the last comparable period. See page 2 for reconciliation.

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 11

CAPITAL EXPENDITURES
Unaudited, dollars in thousands

	Three Months Ended		Six Months Ended
	6/30/18	6/30/17	6/30/18	6/30/17

Leasing related:
Tenant improvements and tenant inducements	$18,759	$15,308	$39,182	$36,791
External leasing commissions	1,970	2,067	5,003	4,034
	20,729	17,375	44,185	40,825

Value-enhancing:
Anchor space repositionings	7,221	4,666	18,014	8,584
Outparcel developments	3,000	1,116	4,103	2,775
Redevelopments	20,241	10,442	33,243	22,651
New development	2,325	1,644	5,054	2,511
Other (1)	716	—	1,528	—
	33,503	17,868	61,942	36,521

Maintenance capital expenditures	4,608	3,707	8,238	6,285

	$58,840	$38,950	$114,365	$83,631

(1) Includes, but is not limited to, minor value-enhancing projects, LED lighting upgrades and solar array installations.
Includes unconsolidated joint venture, Montecito Marketplace, at pro rata share. Montecito Marketplace was sold on August 8, 2017.

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 12

CAPITALIZATION, LIQUIDITY & DEBT RATIOS
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			6/30/18	12/31/17
Equity Capitalization:
Common shares outstanding			302,627	304,620
Common share price			$17.43	$18.66
Total equity capitalization			$5,274,789	$5,684,209

Debt:
Term loans			$1,400,000	$1,585,000
Unsecured notes			3,218,453	3,218,453
Secured mortgages			893,361	902,717
Total principal debt			5,511,814	5,706,170
Add/Less: Net unamortized premium/discount			(51)	1,836
Less: Deferred financing fees			(28,409)	(31,768)
Total debt			5,483,354	5,676,238
Less: cash, cash equivalents and restricted cash			(101,624)	(110,777)
Net debt			$5,381,730	$5,565,461

Total market capitalization:			$10,656,519	$11,249,670

Liquidity:
Cash and cash equivalents and restricted cash			$101,624	$110,777
Available under revolving credit facility (1)			1,244,813	1,249,329
			$1,346,437	$1,360,106

Ratios:
Principal debt to total market capitalization			51.7%	50.7%
Principal debt to total assets, before depreciation			49.0%	49.6%
Secured principal debt to total assets, before depreciation			7.9%	7.8%
Net principal debt to Adjusted EBITDA (2)			6.4x	6.4x
Net principal debt to Cash Adjusted EBITDA (2)			6.7x	6.8x
Unencumbered assets to unsecured debt			2.0x	1.9x
Interest coverage (Adjusted EBITDA / interest expense) (2)			3.9x	3.9x
Debt service coverage (Adjusted EBITDA / (interest expense + scheduled principal payments)) (2)			3.6x	3.6x
Fixed charge coverage (Adjusted EBITDA / (interest expense + scheduled principal payments +
preferred dividends)) (2)			3.6x	3.6x

			As of	As of
			6/30/18	12/31/17
Percentage of total debt:
Fixed			100.0%	96.8%
Variable			0.0%	3.2%
Unencumbered summary:
Percent of properties			78.6%	75.3%
Percent of ABR			80.9%	79.0%
Percent of NOI			81.3%	79.5%
Weighted average maturity (years):
Fixed			4.8	5.1
Variable			—	6.6
Total			4.8	5.2

Credit Ratings & Outlook:

Fitch Ratings	BBB-	Stable
Moody's Investors Service	Baa3	Stable
Standard & Poor's Ratings Services	BBB-	Stable

(1) Funds available under the revolving credit facility are reduced by three outstanding letters of credit totaling $5,187.
(2) For purposes of financial ratios, Adjusted EBITDA and Cash Adjusted EBITDA are annualized based on the current quarter results.

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 13

DEBT OVERVIEW
Unaudited, dollars in thousands

Maturity Schedule - Debt obligations
	Year		Scheduled Amortization	Scheduled Maturities	Total	Weighted Avg Stated Interest Rate
	2018		$8,762	$—	$8,762	6.17%
	2019		18,679	600,000	618,679	2.38%
	2020		14,445	658,250	672,695	6.15%
	2021		—	686,225	686,225	3.49%
	2022		—	500,000	500,000	3.88%
	2023		—	500,000	500,000	3.25%
	2024		—	807,000	807,000	3.31%
	2025		—	700,000	700,000	3.85%
	2026		—	607,542	607,542	4.17%
	2027		—	400,000	400,000	3.90%
	2028+		—	10,911	10,911	7.08%
	Total Debt Maturities		$41,886	$5,469,928	$5,511,814	3.84%

			Net unamortized discount		(51)
			Deferred financing costs		(28,409)
			Debt obligations, net		$5,483,354

Detailed Maturity Schedule - Debt obligations
	Fixed Rate Secured Mortgages			Fixed Rate Unsecured Notes (1)		Fixed Rate Unsecured Credit Facility / Term Loans (1)

Year	Scheduled Amortization	Scheduled Maturities	Weighted Avg Stated Interest Rate	Scheduled Maturities	Weighted Avg Stated Interest Rate	Scheduled Maturities	Weighted Avg Stated Interest Rate
2018	$8,762	$—	6.17%	$—	—	$—	—
2019	18,679	—	6.17%	—	—	600,000	2.26%
2020	14,445	658,250	6.15%	—	—	—	—
2021	—	186,225	6.24%	—	—	500,000	2.46%
2022	—	—	—	500,000	3.88%	—	—
2023	—	—	—	500,000	3.25%	—	—
2024	—	7,000	4.40%	500,000	3.65%	300,000	2.72%
2025	—	—	—	700,000	3.85%	—	—
2026	—	—	—	607,542	4.17%	—	—
2027	—	—	—	400,000	3.90%	—	—
2028+	—	—	—	10,911	7.08%	—	—
Total Debt Maturities	$41,886	$851,475	6.16%	$3,218,453	3.81%	$1,400,000	2.43%

(1) No scheduled amortization prior to maturity dates.

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 14

SUMMARY OF OUTSTANDING DEBT
Unaudited, dollars in thousands

		Outstanding	Weighted Average	Maturity	Percent of
Loan / Property Name		Balance	Stated Interest Rate	Date	Total Indebtedness

FIXED RATE DEBT:
Secured Mortgages
LP - JPM CMBS (54 properties) (1)		$337,089	6.27%	8/1/20	6.12%
Monroe Plaza		7,979	6.50%	8/1/20	0.14%
Bethel Park Shopping Center		9,286	6.50%	8/1/20	0.17%
Ivyridge		12,933	6.50%	8/1/20	0.23%
Roosevelt Mall		46,103	6.50%	8/1/20	0.84%
Inland (Brixmor/IA, LLC) - Pool A (9 properties)		95,586	5.91%	12/6/20	1.73%
Inland (Brixmor/IA, LLC) - Pool B (8 properties)		87,546	5.91%	12/6/20	1.59%
Inland (Brixmor/IA, LLC) - Pool C (7 properties)		93,778	5.91%	12/31/20	1.70%
REIT 20 LP 51 A (4 properties)		45,496	6.24%	1/6/21	0.83%
REIT 20 LP 45 B (4 properties)		40,904	6.24%	1/6/21	0.74%
REIT 20 LP 42 C (5 properties)		38,239	6.24%	1/6/21	0.69%
REIT 20 LP 37 D (3 properties)		33,022	6.24%	1/6/21	0.60%
REIT 20 LP 43 E (4 properties)		38,400	6.24%	1/6/21	0.70%
Larchmont Centre		7,000	4.40%	3/1/24	0.13%
TOTAL FIXED RATE SECURED MORTGAGES		893,361	6.16%		16.21%

Unsecured fixed rate debt
Term Loan Facility - $600M (2)		600,000	2.26%	3/18/19	10.89%
Term Loan Facility - Tranche B (3)		500,000	2.46%	7/31/21	9.07%
Term Loan Facility - $300M (4)		300,000	2.72%	7/26/24	5.44%
TOTAL UNSECURED FIXED RATE DEBT		1,400,000	2.43%		25.40%

Unsecured Notes
3.88%, 2022 Brixmor OP Notes		500,000	3.88%	8/15/22	9.07%
3.25%, 2023 Brixmor OP Notes		500,000	3.25%	9/15/23	9.07%
3.65%, 2024 Brixmor OP Notes		500,000	3.65%	6/15/24	9.07%
3.85%, 2025 Brixmor OP Notes		700,000	3.85%	2/28/25	12.70%
4.13%, 2026 Brixmor OP Notes		600,000	4.13%	6/15/26	10.89%
7.97%, 2026 Brixmor LLC Notes		694	7.97%	8/14/26	0.01%
7.65%, 2026 Brixmor LLC Notes		6,100	7.65%	11/2/26	0.11%
7.68%, 2026 Brixmor LLC Notes I		748	7.68%	11/2/26	0.01%
3.90%, 2027 Brixmor OP Notes		400,000	3.90%	3/15/27	7.26%
6.90%, 2028 Brixmor LLC Notes I		2,222	6.90%	2/15/28	0.04%
6.90%, 2028 Brixmor LLC Notes II		5,486	6.90%	2/15/28	0.10%
7.50%, 2029 Brixmor LLC Notes		3,203	7.50%	7/30/29	0.06%
TOTAL FIXED RATE UNSECURED NOTES		3,218,453	3.81%		58.39%

TOTAL FIXED RATE DEBT		$5,511,814	3.84%		100.00%

TOTAL DEBT OBLIGATIONS		$5,511,814	3.84%		100.00%

	Net unamortized discount	(51)
	Deferred financing costs	(28,409)
	DEBT OBLIGATIONS, NET	$5,483,354

(1) In connection with a prepayment made during the year ended December 31, 2017, 18 properties were released from the LP - JPM CMBS loan pool during the three months ended June 30, 2018.
(2) Effective November 1, 2016, $200,000 of the Term Loan Facility - $600M is swapped from one-month Libor to fixed at a combined rate of 0.818% (plus a spread of 140bps) through July 31, 2018, and the remaining $400,000 is swapped from one-month Libor to a fixed rate of 0.878% (plus a spread of 140bps) through March 18, 2019.

(3) Effective November 1, 2016, the $500,000 Term Loan Facility - Tranche B is swapped from one-month Libor to a fixed rate of 1.113% (plus a spread of 135bps) through July 30, 2021.
(4) Effective July 28, 2017, the Term Loan Facility - $300M is swapped from one-month Libor to a fixed rate of 0.8165% (plus a spread of 190bps) through July 31, 2018.

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 15

COVENANT DISCLOSURE
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	6/30/18

I. Aggregate debt test	< 65%	49.7%
Total Debt		5,483,354
Total Assets		11,033,049

II. Secured debt test	< 40%	8.2%
Total Secured Debt		905,760
Total Assets		11,033,049

III. Unencumbered asset ratio	> 150%	195.6%
Total Unencumbered Assets		8,951,790
Unsecured Debt		4,577,594

IV. Debt service test	> 1.5x	4.0x
Consolidated EBITDA		849,034
Annual Debt Service Charge		214,677

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplements filed by the OP with the Securities and Exchange Commission on January 15, 2015, August 3, 2015, June 6, 2016, August 17, 2016, March 3, 2017 and June 5, 2017 and the
notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	6/30/18

I. Leverage ratio	< 60%	40.5%
Total Outstanding Indebtedness		5,511,814
Balance Sheet Cash		120,776
Total Asset Value		13,303,424

II. Secured leverage ratio	< 40%	5.8%
Total Secured Indebtedness		893,361
Balance Sheet Cash		120,776
Total Asset Value		13,303,424

III. Unsecured leverage ratio	< 60%	42.1%
Total Unsecured Indebtedness		4,618,453
Unrestricted Cash		72,570
Unencumbered Asset Value		10,807,210

IV. Fixed charge coverage ratio	> 1.5x	3.8x
Total Net Operating Income		896,669
Capital Expenditure Reserve		12,000
Fixed Charges		231,134

For detailed descriptions of the unsecured credit facility covenant calculations and definitions of capitalized terms please refer to the Amended Revolving Credit and Term Loan Agreement, dated as of July 25, 2016 filed as Exhibit 10.5 to Form 10-Q, filed with the Securities and Exchange Commission on July 25, 2016.

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 16

INVESTMENT SUMMARY

Supplemental Disclosure Three Months Ended June 30, 2018

ACQUISITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Purchase Date	Purchase Price	GLA / Acres	Percent Leased	ABR PSF	Major Tenants

Three Months Ended June 30, 2018 (1)
Land adjacent to Arborland Center	Ann Arbor, MI	6/1/18	$5,475	48.5 acres	-	-	-
			$5,475	48.5 acres

	TOTAL - SIX MONTHS ENDED JUNE 30, 2018		$5,475	48.5 acres

(1) In addition, Brixmor paid $1,850 to terminate the ground lease and acquire the Rite Aid building at Lehigh Shopping Center in Bethlehem, PA.

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 18

DISPOSITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Sale Date	Sale Price	GLA / Acres	Percent Leased	ABR PSF (1)	Major Tenants

Three Months Ended March 31, 2018
Wells Fargo at Country Hills (2)	Los Angeles-Long Beach-Anaheim, CA	1/4/18	$135	3,500	100.0%	$5.14	n/a
Winchester Plaza	Huntsville, AL	1/17/18	14,750	75,780	96.2%	13.25	Publix
Crossroads Centre	St. Louis, MO-IL	1/24/18	14,650	242,752	87.9%	8.50	Ruler Foods, Big Lots, Plato's Closet, Sky Zone, T.J.Maxx
Oakwood Commons	Nashville-Davidson--Murfreesboro--Franklin, TN	1/25/18	24,500	267,558	91.5%	11.44	Publix, Bed Bath & Beyond, Dollar Tree, Goody’s, PetSmart, Ross Dress for Less
Galleria Commons	Las Vegas-Henderson-Paradise, NV	1/30/18	31,400	278,411	100.0%	11.89	Babies"R"Us, Burlington Stores, Kirkland’s, Stein Mart, T.J.Maxx, Tuesday Morning
Warren Plaza	Dubuque, IA	3/30/18	8,950	96,310	90.5%	8.48	Hy-Vee
Clocktower Place	St. Louis, MO-IL	3/30/18	12,000	209,832	92.9%	7.98	ALDI, Florissant Furniture & Rug Gallery, K&G Fashion Superstore, Ross Dress for Less
			$106,385	1,174,143

Three Months Ended June 30, 2018
Governors Town Square	Atlanta-Sandy Springs-Roswell, GA	4/27/18	$17,450	68,658	98.0%	$17.56	Publix
Greensboro Village	Nashville-Davidson--Murfreesboro--Franklin, TN	4/27/18	14,300	70,203	98.3%	14.67	Publix
Pensacola Square	Pensacola-Ferry Pass-Brent, FL	5/9/18	9,100	142,767	82.4%	9.43	Bealls Outlet, Big Lots, Petland, Sears Home Appliance Showroom
Roundtree Place	Ann Arbor, MI	5/16/18	11,500	246,620	98.6%	13.07	Walmart Supercenter, Harbor Freight Tools, Ollie's Bargain Outlet
Shoppes at Hickory Hollow	Nashville-Davidson--Murfreesboro--Franklin, TN	5/23/18	12,600	144,469	79.4%	11.27	Kroger, Citi Trends
Brooksville Square (2)	Tampa-St. Petersburg-Clearwater, FL	5/31/18	10,000	60,000	100.0%	12.04	Publix
Southland Shopping Plaza	Toledo, OH	6/7/18	4,200	285,278	67.9%	7.38	Big Lots, Planet Fitness, Shopper's World
Midpoint Center	Cape Coral-Fort Myers, FL	6/15/18	16,500	75,386	98.6%	13.72	Publix
Paradise Plaza	Chico, CA	6/29/18	7,887	196,451	97.9%	7.90	Save Mart, Kmart
Grand Traverse Crossing	Traverse City, MI	6/29/18	35,800	411,758	100.0%	27.02	Walmart Supercenter, Books-A-Million, PetSmart, Staples, The Home Depot, Toys"R"Us, Ulta
			$139,337	1,701,590

	TOTAL - SIX MONTHS ENDED JUNE 30, 2018		$245,722	2,875,733

(1) ABR PSF excludes the GLA of lessee owned leasehold improvements.
(2) Represents partial sale of shopping center. Data presented reflects only portion of property sold.
Major tenants includes only owned tenants.

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 19

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

	Property Name	MSA	Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS
New Projects Added To In Process Pipeline During The Three Months Ended June 30, 2018
1	Lompoc Center	Santa Maria-Santa Barbara, CA	Remerchandise former Staples with a 10K SF Ulta, a 9K SF junior anchor and additional small shop space
2	Superior Marketplace	Boulder, CO	Remerchandise former Sports Authority with a 23K SF Stickley Furniture and an additional junior anchor
3	Annex of Arlington	Chicago-Naperville-Elgin, IL-IN-WI	Relocate and expand Binny's Beverage Depot to 34K SF, replacing a former hhgregg, and remerchandise former Binny's Beverage Depot with additional retailers
4	Market Centre	Elkhart-Goshen, IN	Remerchandise former MC Sports with a 21K SF JOANN Fabric & Craft Stores
5	18 Ryan	Detroit-Warren-Dearborn, MI	Remerchandise former grocer with a 39K SF Dream Market grocer and a 13K SF RedLine Athletics
6	The Commons at Wolfcreek	Memphis, TN-MS-AR	Remerchandise former hhgregg with a 39K SF Painted Tree Marketplace
7	Williamson Square	Nashville-Davidson--Murfreesboro--Franklin, TN	Remerchandise former Tuesday Morning with a 10K SF Goldfish Swim School and a 4K SF Burn Boot Camp
8	Texas City Bay	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Marathon Oil office space with a 22K SF Planet Fitness and additional junior anchor spaces

In Process Projects
9	Springdale - Phase I	Mobile, AL	Reconfigure two-level former Belk building and remerchandise with a 25K SF Bed Bath & Beyond, an 18K SF Cost Plus World Market, an additional junior anchor space and 50K SF of second floor space
10	Springdale - Phase II	Mobile, AL	Relocate and rightsize existing Burlington Stores to 47K SF and remerchandise former Old Navy with an 18K SF Burke's
11	Cudahy Plaza	Los Angeles-Long Beach-Anaheim, CA	Remerchandise former Kmart with a 40K SF Chuze Fitness, a 20K SF junior anchor and additional small shop space
12	Arapahoe Crossings	Denver-Aurora-Lakewood, CO	Remerchandise former Gordmans with a 40K SF Burlington Stores and a 15K SF fitness operator
13	The Manchester Collection	Hartford-West Hartford-East Hartford, CT	Remerchandise former Thomasville Furniture and adjacent small shop space with a 17K SF Cost Plus World Market
14	Northgate Shopping Center	Deltona-Daytona Beach-Ormond Beach, FL	Remerchandise former Sears Essentials with a 22K SF Planet Fitness and additional junior anchor space
15	Hunter's Creek Plaza	Orlando-Kissimmee-Sanford, FL	Remerchandise former LA Fitness and downsize Office Depot to accommodate a 30K SF Lucky’s Market
16	Redford Plaza	Detroit-Warren-Dearborn, MI	Remerchandise former grocer with a 41K SF Prince Valley Market specialty grocer and a 15K SF Citi Trends
17	Ellisville Square	St. Louis, MO-IL	Remerchandise and expand former Sports Authority with a 22K SF ALDI and a 15K SF Petco
18	Bedford Grove	Manchester-Nashua, NH	Remerchandise former Hannaford with a 21K SF Boston Interiors and an additional anchor tenant
19	Falcaro's Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former OfficeMax and adjacent small shop space with a 20K SF Planet Fitness
20	Laurel Square	New York-Newark-Jersey City, NY-NJ-PA	Recapture and remerchandise former Kmart with a 95K SF At Home
21	Franklin Square	Charlotte-Concord-Gastonia, NC-SC	Remerchandise former Michaels with a 10K SF Partners in Primary Care and additional small shop space
22	Florence Plaza - Florence Square	Cincinnati, OH-KY-IN	Rightsize existing T.J. Maxx / HomeGoods combo store to 48K SF to accommodate addition of a 23K SF A.C. Moore
23	Dickson City Crossings - Project I	Scranton--Wilkes-Barre--Hazleton, PA	Remerchandise former sporting goods store with a 41K SF Burlington Stores and an additional junior anchor
24	Dickson City Crossings - Project II	Scranton--Wilkes-Barre--Hazleton, PA	Remerchandise former hhgregg with a 28K SF Gabe's
25	Crossroads Centre - Pasadena	Houston-The Woodlands-Sugar Land, TX	Remerchandise and expand former Sears Outlet with a 37K SF LA Fitness
26	Northtown Plaza	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Fallas Paredes with a 25K SF EL Rancho Supermercado
27	Tanglewilde Center	Houston-The Woodlands-Sugar Land, TX	Remerchandise and expand former ACE Hardware with a 19K SF ALDI
28	Winwood Town Center	Odessa, TX	Remerchandise former Hastings with a 25K SF dd's Discounts (Ross Dress for Less)
29	The Centre at Navarro	Victoria, TX	Remerchandise former Hastings with a 20K SF Planet Fitness and additional small shop space
30	Ridgeview Centre	Big Stone Gap, VA	Remerchandise remaining former Kmart space with a 20K SF Marshalls and an additional junior anchor

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 20

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

Property Name	MSA	Description

31	Hilltop Plaza	Virginia Beach-Norfolk-Newport News, VA-NC	Relocate and expand JOANN Fabric & Craft Stores to 24K SF, replacing a former Office Depot, and remerchandise former JOANN Fabric & Craft Stores with a 10K SF Ulta

Number of Projects	Net Estimated Costs (1)	Gross Costs to Date	Expected NOI Yield (1)
Total In Process	31	$111,300	$28,379	9% - 14%

COMPLETED ANCHOR SPACE REPOSITIONINGS
Projects Completed During The Three Months Ended June 30, 2018
1	Stony Brook I & II	Louisville/Jefferson County, KY-IN	Reconfigure approximately 15K SF of small shop space to accommodate expansion of existing Kroger to 116K SF Kroger Marketplace
2	Hampton Village Centre - Project II	Detroit-Warren-Dearborn, MI	Relocate and reconfigure four small shop spaces to accommodate a 14K SF Petco

Projects Completed During The Three Months Ended March 31, 2018
3	Commons of Chicago Ridge	Chicago-Naperville-Elgin, IL-IN-WI	Remerchandise former Office Depot with a 28K SF Ross Dress for Less
4	Haymarket Square & Haymarket Mall	Des Moines-West Des Moines, IA	Relocate and expand Aspen Athletic Club to 25K SF and remerchandise former Aspen Athletic Club with a 23K SF Harbor Freight Tools
5	Wadsworth Crossings	Cleveland-Elyria, OH	Remerchandise former MC Sports with a 15K SF Planet Fitness
6	The Commons at Wolfcreek	Memphis, TN-MS-AR	Remerchandise former Sports Authority with a 44K SF Dave & Busters and a 9K SF Skechers
7	Clear Lake Camino South	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Hancock Fabrics and adjacent small shop spaces with a 22K SF ALDI

Number of Projects	Net Project Costs (1)	NOI Yield (1)
Total Completed	7	$12,762	15%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).

The in process projects listed above are actively underway and reflect projects for which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 21

OUTPARCEL DEVELOPMENT & NEW DEVELOPMENT SUMMARY
Dollars in thousands

OUTPARCEL DEVELOPMENTS:
					Net	Gross
				Stabilization	Estimated	Costs	Expected
	Property Name	MSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)

IN PROCESS OUTPARCEL DEVELOPMENTS
	New Projects Added To In Process Pipeline During The Three Months Ended June 30, 2018
1	Westview Center	Chicago-Naperville-Elgin, IL-IN-WI	Construction of a 4K SF Andigo Credit Union outparcel	Dec-18	$200	$91	60%
2	Banks Station	Atlanta-Sandy Springs-Roswell, GA	Construction of a 2K SF Del Taco outparcel	Jun-19	400	57	20%
3	Lagniappe Village	Lafayette, LA	Construction of a 5K SF Chick-fil-A outparcel	Jun-19	100	46	129%

	In Process Projects
4	Lake St. Charles	Tampa-St. Petersburg-Clearwater, FL	Construction of a 4K SF Speedy Carwash outparcel	Sep-18	100	24	128%
5	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 5K SF outparcel with a 3K SF Shake Shack and additional small shop space	Dec-18	2,900	2,192	15%
6	Springfield Place	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 4K SF outparcel with a 2K SF Chipotle and additional small shop space	Dec-18	3,100	2,505	8%
7	Berkshire Crossing	Pittsfield, MA	Construction of a 5K SF Chili's outparcel	Mar-19	300	287	46%
8	Parkway Plaza	Winston-Salem, NC	Construction of a 3K SF Biscuitville outparcel	Mar-19	600	35	18%
9	Arapahoe Crossings	Denver-Aurora-Lakewood, CO	Construction of a 5K SF outparcel with a 2K SF Dunkin' Donuts and additional small shop space	Jun-19	2,400	179	9%
10	Market Centre	Elkhart-Goshen, IN	Construction of a 10K SF multi-tenant outparcel	Sep-19	3,100	1,726	9%
11	Hanover Square	Richmond, VA	Construction of a 5K SF Panera and a 2K SF Chipotle	Sep-19	4,300	297	11%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$17,500	$7,439	13%

				Stabilization		Net Project
	Property Name	MSA	Project Description	Quarter		Costs (1,2)	NOI Yield (1,2)

COMPLETED OUTPARCEL DEVELOPMENTS
	Projects Completed During The Three Months Ended June 30, 2018
1	Orange Grove	Houston-The Woodlands-Sugar Land, TX	Construction of a 4K SF Chick-fil-A outparcel	Jun-18		$81	155%

	Projects Completed During The Three Months Ended March 31, 2018
2	Century Plaza Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL	Demolition of existing retail space, construction of a 13K SF CVS outparcel with drive-thru and site improvements	Mar-18		4,426	12%
3	Westchester Square	Kansas City, MO-KS	Construction of a 2K SF Starbucks outparcel	Mar-18		1,061	12%
	TOTAL COMPLETED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$5,568	14%

NEW DEVELOPMENTS:
					Net	Gross
				Stabilization	Estimated	Costs	Expected
	Property Name	MSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)
IN PROCESS NEW DEVELOPMENTS
1	The Shops at Riverhead	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 42K SF Marshalls / HomeGoods combo store, a 38K SF HomeSense (TJX), an 18K SF PetSmart, a 10K SF ULTA, a 12K SF multi-tenant retail building adjacent to an existing non-owned Costco and solar array installation	Sep-18	$39,300	$30,670	9%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

The in process projects listed above are actively underway and reflect projects for which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 22

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)
IN PROCESS REDEVELOPMENTS

	New Projects Added To In Process Pipeline During The Three Months Ended June 30, 2018

1	Wynnewood Village - Phase I	Dallas-Fort Worth-Arlington, TX	Raze 24K SF office building; relocate / terminate adjacent retail shops; ground up construction of a 34K SF LA Fitness and a 73K SF Maya Cinemas	65	Jun-20	$20,600	$3,547	8%

	In Process Projects

2	Ventura Downs	Orlando-Kissimmee-Sanford, FL	Redevelopment and rebranding of center including replacing a dark anchor with a 42K SF LA Fitness and remerchandising adjacent small shop space; and shopping center upgrades including façade renovations and LED lighting	11	Sep-18	6,600	656	8%

3	Gateway Plaza - Vallejo	Vallejo-Fairfield, CA	Redevelopment of former CVS and adjacent 2.4 acres with a 16K SF DSW and a 10K SF ULTA replacing the former CVS, solar array installation, and construction of a 4K SF Panera Bread outparcel with drive-thru	53	Dec-18	9,300	8,552	9%

4	Maple Village	Ann Arbor, MI	Redevelopment of center including replacing former Kmart with a 34K SF Stein Mart, a 22K SF Sierra Trading Post, a 20K SF HomeGoods, and a 21K SF junior anchor; construction of a 34K SF LA Fitness, an outparcel retail building and a 4K SF endcap; and shopping center upgrades including façade renovations and common area enhancements	31	Dec-18 / Dec-19	31,000	20,678	8%

5	Speedway Super Center - Phase I	Indianapolis-Carmel-Anderson, IN	Redevelopment of underutilized retail space to accommodate a 40K SF Burlington Stores, a 22K SF Ross Dress for Less and a 9K SF Five Below; potential construction of an outparcel pad; and shopping center upgrades including façade renovations and updated parking lots	66	Mar-19	12,600	9,590	9%

6	Collegeville Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Addition of a 15K SF Kimberton Whole Foods organic grocer; construction of a new 4K SF outparcel; remerchandise 22K SF of underutilized space with retailers relevant to the surrounding community; and shopping center upgrades including façade renovations, LED lighting, new pylon signage, and new landscaping	14	Jun-19	5,500	1,307	12%

7	Marlton Crossing	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and rightsize existing Burlington Stores to 51K SF prototype to accommodate addition of a 33K SF Sprouts Farmers Market; remerchandise former Champps with a 10K SF Chickie & Pete's; and shopping center upgrades including reconfiguring of parking lot	34	Jun-19	9,700	3,926	7%

8	Rose Pavilion - Phase II	San Francisco-Oakland-Hayward, CA	Remerchandise former Toscana Furniture with an 8K SF Pet Supplies Plus, expansion of existing Fitness 19, and additional small shop space; and shopping center upgrades including façade upgrade, solar array installation, and common area enhancements	27	Sep-19	6,500	3,347	10%

9	Beneva Village Shoppes	North Port-Sarasota-Bradenton, FL	Demolish and rebuild existing 30-year old Publix and adjacent small shop spaces with a new 46K SF prototype; construction of new small shop endcap adjacent to Publix; shopping center upgrades including facade renovation, reconfiguration of parking lot and additional parking field enhancements such as new landscaping, irrigation and LED lighting upgrades	14	Sep-19	10,500	1,762	10%

10	High Point Centre	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of 40K SF of retail space with a 34K SF LA Fitness and 2K SF of small shops; construction of a 5K SF outparcel; shopping center upgrades including partial façade renovations, LED lighting, parking lot upgrades, new sidewalks and landscaping	35	Sep-19	10,500	1,425	9%

11	Braes Heights	Houston-The Woodlands-Sugar Land, TX	Expansion of existing My Salon Suite to 12K SF; remerchandise shopping center with new relevant retailers; shopping center upgrades including full center façade renovation, parking reconfiguration, pylon sign improvements and new landscaping	6	Sep-19	6,500	655	8%

12	Village at Mira Mesa - Phase I (2)	San Diego-Carlsbad, CA	Remerchandise and expand former Kohl’s with a 32K SF Sprouts Farmers Market, a 21K SF Michaels, a 20K SF BevMo!; and a 9K SF Five Below; demolish existing outparcel to accommodate construction of a 6K SF multi-tenant retail building; shopping center upgrades including facade renovations, new landscaping, parking realignment, point of entry and pylon sign improvements; and sustainable features including solar array installation, LED lighting, smart irrigation and lighting control, wireless mesh network systems, and electric vehicle charging stations	36	Dec-19	21,000	7,066	9%

13	Mamaroneck Centre	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former A&P with a 12K SF CVS and a 13K SF North Shore Farms; demolish adjacent 5K SF residential building (acquired in anticipation of redevelopment) to accommodate construction of 12K SF of small shop retail; shopping center upgrades including landscaping, storm water upgrades, parking lot enhancements and LED lighting	2	Jun-20	11,100	4,790	11%

	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$161,400	$67,301	9%

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 23

REDEVELOPMENT SUMMARY
Dollars in thousands

				Property	Stabilization	Net Project	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1,3)	Yield (1,3)
COMPLETED REDEVELOPMENTS
	Projects Completed During The Three Months Ended June 30, 2018

1	Sagamore Park Centre	Lafayette-West Lafayette, IN	Redevelopment and expansion of existing Pay Less (Kroger) with a 91K SF prototype by demolishing 11K SF of underutilized small shops; remerchandise additional small shop spaces with relevant retailers including a 3K SF Pet Valu, a 2K SF Nothing Bundt Cakes, and a 2K SF T-Mobile; and shopping center upgrades including façade renovations, LED lighting, new landscaping, and common area enhancements	14	Jun-18	$1,800	14%

	Projects Completed During The Three Months Ended March 31, 2018

2	Erie Canal Centre	Syracuse, NY	Redevelopment of former Kmart and other vacant anchor space with a 50K SF Dick’s Sporting Goods, a 40K SF Burlington Stores, and a 26K SF Michaels; potential construction of 8K SF of small shop space and outparcel pad; and shopping center upgrades including façade renovations, LED lighting, parking realignment, new landscaping, pylon sign upgrade, and common area enhancements	11	Mar-18	15,800	8%

	TOTAL COMPLETED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$17,600	8%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net estimated costs exclude $3 million of project specific credits (lease termination fees or other ancillary credits).
(3) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

The in process projects listed above are actively underway and reflect projects for which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 24

FUTURE REDEVELOPMENT OPPORTUNITIES

	Property Name	MSA	Project Description

MAJOR REDEVELOPMENTS
1	Springdale	Mobile, AL	Further repositioning of existing anchor space for multiple retailers, potential outparcel development
2	University Mall	Sacramento--Roseville--Arden-Arcade, CA	Extensive repositioning and reconfiguration with experiential retailers, densification of site, potential residential component
3	Village at Mira Mesa - Phase II	San Diego-Carlsbad, CA	Redevelopment of outparcels for multiple retailers and/or restaurants, potential construction of residential rental component, enhancement of common areas
4	Mall at 163rd Street	Miami-Fort Lauderdale-West Palm Beach, FL	Extensive redevelopment and repositioning of shopping center, densification of site, reconfiguration of existing retail space
5	Miami Gardens	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users, potential outparcel development
6	Dolphin Village	Tampa-St. Petersburg-Clearwater, FL	Remerchandise with experiential retailers, addition of a new anchor prototype, reconfiguration of space for junior anchors, outparcel development
7	Northeast Plaza	Atlanta-Sandy Springs-Roswell, GA	Extensive repositioning and reconfiguration, densification of site
8	Arborland Center (1)	Ann Arbor, MI	Redevelopment and repositioning of shopping center, densification of site
9	Roosevelt Mall	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, densification of site
10	Village at Newtown	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and repositioning of shopping center, densification of site
11	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with multiple retailers
12	Spring Mall	Milwaukee-Waukesha-West Allis, WI	Extensive redevelopment and reconfiguration of shopping center, potential outparcel development

MINOR REDEVELOPMENTS
1	Carmen Plaza	Oxnard-Thousand Oaks-Ventura, CA	Reconfiguration of obsolete space and repurpose for national retailers, enhancement of common areas, sustainability upgrades
2	Venetian Isle Shopping Ctr	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
3	Freedom Square	Naples-Immokalee-Marco Island, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users, potential outparcel development
4	Marco Town Center	Naples-Immokalee-Marco Island, FL	Remerchandise with experiential retailers, reconfiguration of common areas for community space
5	Pointe Orlando	Orlando-Kissimmee-Sanford, FL	Redevelopment, densification and rebranding for multiple retailers and/or entertainment users
6	Clearwater Mall	Tampa-St. Petersburg-Clearwater, FL	Redevelopment of existing anchor space and adjacent retail space for multiple retailers
7	Seminole Plaza (1)	Tampa-St. Petersburg-Clearwater, FL	Reposition and remerchandise existing anchor space for multiple retailers
8	Tyrone Gardens (1)	Tampa-St. Petersburg-Clearwater, FL	Rebranding of shopping center, including reconfiguration of small shop space
9	Mansell Crossing (1)	Atlanta-Sandy Springs-Roswell, GA	Redevelopment of existing anchor space and adjacent retail space for multiple retailers
10	Tinley Park Plaza	Chicago-Naperville-Elgin, IL-IN-WI	Reconfiguration of existing footprint for multiple retailers and/or entertainment users, outparcel development
11	Market Centre	Elkhart-Goshen, IN	Densification of site, including several multi-tenant outparcel buildings
12	Speedway Super Center - Phase II	Indianapolis-Carmel-Anderson, IN	Rebranding of shopping center, including reconfiguration of existing footprint for multiple retailers, potential outparcel development
13	London Marketplace	London, KY	Reposition and remerchandise existing anchor space for multiple retailers, potential outparcel development
14	Webster Square Shopping Center	Boston-Cambridge-Newton, MA-NH	Redevelopment of existing pad building for multiple retailers
15	Hampton Village Centre	Detroit-Warren-Dearborn, MI	Densification of site, including outparcel developments and remerchandising of shopping center
16	Redford Plaza	Detroit-Warren-Dearborn, MI	Redevelopment of existing anchor space for multiple retailers, potential outparcel development, façade renovations
17	Richfield Hub	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center, densification of site
18	Roseville Center	Minneapolis-St. Paul-Bloomington, MN-WI	Reconfigure and repurpose obsolete space, remerchandise with relevant and national retailers
19	Capitol Shopping Center	Concord, NH	Redevelopment of existing anchor space for multiple retailers
20	Bedford Grove	Manchester-Nashua, NH	Redevelopment of existing anchor space for multiple retailers, potential outparcel development, enhancement of common areas
21	Hamilton Plaza	Trenton, NJ	Redevelopment of existing anchor space for multiple retailers, potential outparcel development
22	Laurel Square	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of existing anchor space for multiple retailers, enhancement of common areas
23	Stewart Plaza	New York-Newark-Jersey City, NY-NJ-PA	Reconfigure existing anchor space and remerchandise for multiple retailers
24	Suffolk Plaza	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of existing anchor space for multiple retailers, enhancement of common areas
25	Western Hills Plaza	Cincinnati, OH-KY-IN	Redevelopment of existing anchor space for multiple retailers, enhancement of common areas
26	Park Hills Plaza	Altoona, PA	Reconfigure and remerchandise obsolete space, potential outparcel development
27	Collegetown Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor spaces for multiple retailers, potential outparcel development, enhancement of common areas
28	Whitemarsh Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Densification of site, including outparcel development
29	The Commons at Wolfcreek	Memphis, TN-MS-AR	Redevelopment of existing anchor space for multiple retailers, potential outparcel development

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 25

FUTURE REDEVELOPMENT OPPORTUNITIES

	Property Name	MSA	Project Description

30	Carmel Village	Corpus Christi, TX	Redevelopment of existing anchor space for multiple retailers, potential outparcel development, façade renovations
31	Jeff Davis	Dallas-Fort Worth-Arlington, TX	Remerchandise former discount grocer and existing small shop space
32	Preston Park Village	Dallas-Fort Worth-Arlington, TX	Repurpose, assemble and reposition for national retail merchandise mix, densification of site, enhancement of common areas
33	Jester Village	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site, enhancement of common areas
34	Texas City Bay	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
35	Hanover Square	Richmond, VA	Redevelopment of existing anchor space, outparcel development including multi-tenant retail building
36	Hilltop Plaza	Virginia Beach-Norfolk-Newport News, VA-NC	Relocation of existing anchors to facilitate remerchandising of the shopping center

(1) Indicates project added to pipeline during the three months ended June 30, 2018.

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend or defer the expected opportunity or timing of execution. While the Company expects that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 26

PORTFOLIO SUMMARY

Supplemental Disclosure Three Months Ended June 30, 2018

Individual values herein may not add up to totals due to rounding.

PORTFOLIO OVERVIEW
Dollars in thousands, except per square foot amounts

		As of:
		6/30/18	3/31/18	12/31/17	9/30/17	6/30/17

Number of properties		471	480	486	498	507
GLA		79,997,289	81,732,582	82,812,209	84,091,870	85,460,362
Percent billed		89.4%	89.8%	90.3%	89.6%	89.9%
Percent leased		92.5%	92.1%	92.2%	91.6%	92.0%
TOTAL ≥ 10,000 SF		95.6%	95.4%	95.5%	94.7%	95.0%
TOTAL < 10,000 SF		85.1%	84.4%	84.5%	84.4%	85.0%
ABR		$941,392	$943,734	$949,568	$945,721	$959,800
ABR PSF		$13.73	$13.61	$13.47	$13.28	$13.21

PORTFOLIO BY UNIT SIZE AS OF 6/30/18
	Number of Units	GLA	Percent Billed	Percent Leased	Percent of Vacant GLA	ABR	ABR PSF
≥ 35,000 SF	528	32,176,036	94.3%	96.6%	18.3%	$258,333	$9.63
20,000 – 34,999 SF	536	14,085,829	90.8%	95.8%	9.8%	140,202	10.57
10,000 - 19,999 SF	706	9,629,612	88.8%	92.2%	12.5%	117,191	13.57
5,000 - 9,999 SF	1,300	8,955,967	84.0%	86.6%	19.9%	127,582	17.17
< 5,000 SF	7,246	15,149,845	81.3%	84.2%	39.6%	298,084	24.05
TOTAL	10,316	79,997,289	89.4%	92.5%	100.0%	$941,392	$13.73

TOTAL ≥ 10,000 SF	1,770	55,891,477	92.5%	95.6%	40.6%	$515,726	$10.58
TOTAL < 10,000 SF	8,546	24,105,812	82.3%	85.1%	59.4%	425,666	21.47

Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 28

TOP FORTY RETAILERS RANKED BY ABR
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases	Leased GLA	Percent of Total Portfolio GLA	Leased ABR	Portfolio Leased ABR	ABR PSF
1	The TJX Companies, Inc. (1)	89	2,761,536	3.5%	$29,670	3.2%	$10.74
2	The Kroger Co. (2)	61	4,054,956	5.1%	28,660	3.0%	7.07
3	Dollar Tree Stores, Inc. (3)	149	1,688,070	2.1%	17,793	1.9%	10.54
4	Ahold Delhaize (4)	25	1,351,798	1.7%	14,160	1.5%	10.47
5	Publix Super Markets, Inc.	31	1,377,761	1.7%	12,968	1.4%	9.41
6	Wal-Mart Stores, Inc. (5)	23	2,778,769	3.5%	12,750	1.4%	4.59
7	Burlington Stores, Inc.	23	1,495,345	1.9%	12,704	1.3%	8.50
8	Albertson's Companies, Inc. (6)	20	1,122,477	1.4%	11,788	1.3%	10.50
9	Ross Stores, Inc. (7)	33	894,967	1.1%	10,257	1.1%	11.46
10	Bed Bath & Beyond, Inc. (8)	31	766,123	1.0%	9,836	1.0%	12.84
		485	18,291,802	23.0%	160,586	17.1%	8.78

11	L.A. Fitness International, LLC	14	595,515	0.7%	9,636	1.0%	16.18
12	PetSmart, Inc. (9)	27	604,037	0.8%	8,924	0.9%	14.77
13	Big Lots, Inc.	41	1,352,446	1.7%	8,709	0.9%	6.44
14	PETCO Animal Supplies, Inc. (10)	37	493,798	0.6%	8,397	0.9%	17.00
15	Best Buy Co., Inc.	15	613,462	0.8%	8,308	0.9%	13.54
16	Party City Holdco Inc.	36	518,601	0.6%	7,511	0.8%	14.48
17	Office Depot, Inc. (11)	30	653,188	0.8%	7,312	0.8%	11.19
18	The Michaels Companies, Inc.	26	581,254	0.7%	6,814	0.7%	11.72
19	Kohl's Corporation	11	907,322	1.1%	6,787	0.7%	7.48
20	DICK's Sporting Goods, Inc. (12)	12	466,963	0.6%	6,591	0.7%	14.11
		734	25,078,388	31.4%	239,575	25.4%	9.55

21	Staples, Inc.	25	514,634	0.6%	6,567	0.7%	12.76
22	Hobby Lobby Stores, Inc. (13)	16	973,217	1.2%	6,505	0.7%	6.68
23	Ulta Beauty, Inc. (14)	23	262,731	0.3%	5,778	0.6%	21.99
24	H.E. Butt Grocery Company (15)	7	419,204	0.5%	5,419	0.6%	12.93
25	Mattress Firm, Inc.	41	241,950	0.3%	5,396	0.6%	22.30
26	Ascena Retail Group, Inc. (16)	47	287,104	0.4%	5,371	0.6%	18.71
27	Sears Holdings Corporation (17)	11	1,096,294	1.4%	5,222	0.6%	4.76
28	The Home Depot, Inc.	7	687,541	0.9%	5,204	0.6%	7.57
29	CVS Health	21	279,257	0.3%	5,090	0.5%	18.23
30	JOANN Stores, Inc.	23	439,420	0.5%	4,806	0.5%	10.94
31	Five Below, Inc.	28	241,190	0.3%	4,587	0.5%	19.02
32	Southeastern Grocers (18)	12	568,562	0.7%	4,534	0.5%	7.97
33	DSW Inc.	14	268,691	0.3%	4,376	0.5%	16.29
34	Sally Beauty Holdings, Inc. (19)	108	191,882	0.2%	4,369	0.5%	22.77
35	Giant Eagle, Inc.	5	391,503	0.5%	4,285	0.5%	10.94
36	JP Morgan Chase & Co.	30	109,970	0.1%	4,267	0.5%	38.80
37	AMC Entertainment Holdings, Inc.	4	214,355	0.3%	4,151	0.4%	19.37
38	Gap, Inc. (20)	15	236,332	0.3%	4,133	0.4%	17.49
39	Walgreen Co.	17	246,409	0.3%	4,066	0.4%	16.50
40	Barnes & Noble, Inc.	10	224,673	0.3%	4,023	0.4%	17.91
	TOTAL TOP 40 RETAILERS	1,198	32,973,307	41.1%	$337,724	36.0%	$10.24

(1) Includes T.J. Maxx-43, Marshalls-35, HomeGoods-10, and Sierra		(6) Includes Vons-4, Acme-3, Randalls-3, Albertsons-2, Jewel-Osco-2,
Trading Post-1. Excludes two leases at new development property.		Shaw's-2, Tom Thumb-2, Shop & Save Market-1 and Star Market-1.				(14) Excludes Ulta at new development property.
(2) Includes Kroger-47, King Soopers-3, Harris Teeter-3, Ralphs-2, Pick ' N Save-2,		(7) Includes Ross Dress for Less-30 and dd's Discounts-3.				(15) Includes H-E-B-6 and Central Market-1.
Dillons-1, Food 4 Less-1, Pay Less-1 and Smith's-1		(8) Includes Bed Bath & Beyond-16, Harmon Face Values-6, Christmas				(16) Includes dressbarn-17, Catherines-10, Justice-7, Lane Bryant-7,
(3) Includes Dollar Tree-122, Family Dollar-26 and Deals$-1.		Tree Shops-4, Cost Plus World Market-3 and buybuy Baby-2.				maurices-5 and Ann Taylor-1.
(4) Includes Giant Food-8, Super Stop & Shop-7, Food Lion-5, Stop & Shop-2,		(9) Excludes PetSmart at new development property.				(17) Includes Kmart-9 and Sears-2.
Bottom Dollar Food-1, Hannaford-1 and Tops Market-1. Excludes one lease		(10) Includes PETCO-36 and Unleashed-1.				(18) Includes Winn-Dixie-6, BI-LO-3, Harveys-2 and Fresco y Más-1.
where retailer is guarantor.		(11) Includes Office Depot-16 and OfficeMax-14.				(19) Includes Sally Beauty-99, Cosmoprof-8 and Macon Beauty Systems-1.
(5) Includes Supercenters-11, Discount Stores-6, Walmart Neighborhood		(12) Includes DICK'S Sporting Goods-8 and Golf Galaxy-4.				(20) Includes Old Navy-11, GAP Factory-3 and Banana Republic-1.
Market-5 and Sam's Club-1.		(13) Includes Hobby Lobby-15 and Hemispheres-1.

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 29

NEW & RENEWAL LEASE SUMMARY
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF (1)	Third Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
	TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 6/30/18	576	3,396,474	$50,355	$14.83	$7.60	$1.37	6.6	477	2,754,832	$14.99	$13.48	11.2%
Three months ended 3/31/18	440	2,745,080	39,606	14.43	8.90	1.63	7.3	371	2,228,858	14.76	12.89	14.5%
Three months ended 12/31/17	461	2,918,966	42,641	14.61	7.35	1.24	6.0	381	2,537,208	14.41	12.65	13.9%
Three months ended 9/30/17	486	3,419,078	48,573	14.21	7.19	0.93	6.3	396	3,023,756	13.99	12.70	10.2%
TOTAL - TTM	1,963	12,479,598	$181,175	$14.52	$7.71	$1.28	6.5	1,625	10,544,654	$14.51	$12.93	12.2%

	NEW & RENEWAL LEASES ONLY
Three months ended 6/30/18	464	2,077,701	$34,534	$16.62	$12.23	$2.19	7.6	365	1,436,059	$17.73	$15.51	14.3%
Three months ended 3/31/18	395	2,046,088	31,087	15.19	11.94	2.19	8.0	326	1,529,866	15.93	13.65	16.7%
Three months ended 12/31/17	412	2,318,617	35,039	15.11	9.23	1.57	6.3	332	1,936,859	14.96	12.90	16.0%
Three months ended 9/30/17	393	2,088,931	31,305	14.99	11.76	1.52	7.1	303	1,693,609	14.78	13.11	12.7%
TOTAL - TTM	1,664	8,531,337	$131,965	$15.47	$11.23	$1.86	7.2	1,326	6,596,393	$15.74	$13.70	14.9%

NEW LEASES
Three months ended 6/30/18	176	1,013,676	$15,093	$14.89	$23.52	$4.46	9.6	80	381,233	$16.40	$12.74	28.7%
Three months ended 3/31/18	151	1,042,526	15,090	14.47	21.11	4.29	10.2	82	526,304	15.91	11.64	36.7%
Three months ended 12/31/17	146	872,645	14,131	16.19	20.62	4.15	9.2	67	493,973	16.48	11.55	42.7%
Three months ended 9/30/17	158	723,207	12,216	16.89	23.39	4.19	8.8	71	364,060	17.33	14.36	20.7%
TOTAL - TTM	631	3,652,054	$56,530	$15.48	$22.11	$4.28	9.5	300	1,765,570	$16.47	$12.41	32.7%

RENEWAL LEASES
Three months ended 6/30/18	288	1,064,025	$19,441	$18.27	$1.47	$0.03	5.6	285	1,054,826	$18.22	$16.51	10.4%
Three months ended 3/31/18	244	1,003,562	15,997	15.94	2.40	—	5.6	244	1,003,562	15.94	14.70	8.4%
Three months ended 12/31/17	266	1,445,972	20,908	14.46	2.35	0.01	4.6	265	1,442,886	14.44	13.37	8.0%
Three months ended 9/30/17	235	1,365,724	19,089	13.98	5.61	0.10	6.2	232	1,329,549	14.08	12.77	10.3%
TOTAL - TTM	1,033	4,879,283	$75,435	$15.46	$3.08	$0.04	5.5	1,026	4,830,823	$15.48	$14.17	9.2%

OPTION LEASES
Three months ended 6/30/18	112	1,318,773	$15,821	$12.00	$0.30	$0.08	5.2	112	1,318,773	$12.00	$11.28	6.4%
Three months ended 3/31/18	45	698,992	8,519	12.19	—	—	5.3	45	698,992	12.19	11.23	8.5%
Three months ended 12/31/17	49	600,349	7,602	12.66	0.08	—	5.0	49	600,349	12.66	11.82	7.1%
Three months ended 9/30/17	93	1,330,147	17,268	12.98	—	—	5.0	93	1,330,147	12.98	12.19	6.5%
TOTAL - TTM	299	3,948,261	$49,210	$12.46	$0.11	$0.03	5.1	299	3,948,261	$12.46	$11.66	6.9%

LEASES BY ANCHOR AND SMALL SHOP
		Three Months Ended 6/30/18						TTM Ended 6/30/18
		% of Leases	% of GLA	% of ABR	New ABR PSF	Rent Spread (2)		% of Leases	% of GLA	% of ABR	New ABR PSF	Rent Spread (2)
Anchor Leases (≥ 10,000 SF)
	Total - New, Renewal & Option Leases	13%	61%	43%	$10.42	10.7%		15%	65%	47%	$10.63	12.1%
	New & Renewal Leases Only	8%	48%	32%	11.20	19.6%		12%	56%	39%	10.76	17.8%
New Leases		13%	62%	43%	10.42	44.7%		15%	63%	46%	11.31	42.6%
Renewal Leases		5%	34%	23%	12.55	11.6%		9%	51%	34%	10.25	8.1%
Option Leases		31%	82%	66%	9.71	5.8%		35%	83%	69%	10.43	6.4%
Small Shop Leases (< 10,000 SF)
	Total - New, Renewal & Option Leases	88%	39%	57%	$21.66	11.5%		85%	35%	53%	$21.65	12.3%
	New & Renewal Leases Only	92%	52%	68%	21.54	12.6%		88%	44%	61%	21.55	13.4%
New Leases		87%	38%	57%	22.08	22.9%		85%	37%	54%	22.60	25.5%
Renewal Leases		95%	66%	77%	21.23	9.9%		91%	49%	66%	20.96	9.9%
Option Leases		69%	18%	34%	22.25	7.5%		65%	17%	31%	22.18	8.0%

(1) Includes tenant-specific landlord work.
(2) Comparable leases only.
Includes new development property. Excludes leases executed for terms of less than one year.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 30

NEW LEASE NET EFFECTIVE RENT & LEASES SIGNED BUT NOT YET COMMENCED
Dollars in thousands, except per square foot amounts

NEW LEASE NET EFFECTIVE RENT	NEW LEASE NET EFFECTIVE RENT
		Twelve Months Ended	Three Months Ended
		6/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17
	NEW LEASES
	Weighted average over lease term:
	Base rent	$16.53	$16.08	$15.58	$16.94	$18.04	$17.46
	Tenant improvements and allowances	(2.33)	(2.43)	(2.24)	(2.17)	(2.53)	(2.29)
	Tenant specific landlord work	(0.54)	(0.56)	(0.60)	(0.45)	(0.51)	(0.78)
	Third party leasing commissions	(0.45)	(0.47)	(0.44)	(0.42)	(0.47)	(0.43)
	EQUIVALENT NET EFFECTIVE RENT	$13.21	$12.62	$12.30	$13.90	$14.53	$13.96
	Net effective rent / base rent	80%	79%	79%	82%	81%	80%
	Weighted average term (years)	9.5	9.6	10.2	9.2	8.8	9.0

	PERCENT OF TOTAL EQUIVALENT NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
	≥ 10,000 SF	43%	40%	45%	47%	39%	41%
	< 10,000 SF	57%	60%	55%	53%	61%	59%

	LEASES SIGNED BUT NOT YET COMMENCED
	As of 6/30/18:	Leases	GLA	ABR	ABR PSF
	≥ 10,000 SF	78	1,995,730	$24,186	$12.12
	< 10,000 SF	271	778,052	19,206	24.68
	TOTAL	349	2,773,782	$43,391	$15.64

Includes new development property.
ABR PSF includes the GLA of lessee owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 31

LEASE EXPIRATION SCHEDULE

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES > 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	355	1,030,770	1.4%	1.6%	$14.72	$14.72	13	275,544	0.5%	0.5%	$8.89	$8.89	342	755,226	3.7%	3.0%	$16.85	$16.85
2018	529	2,380,797	3.2%	3.4%	13.32	13.32	40	1,234,865	2.3%	2.0%	8.18	8.18	489	1,145,932	5.6%	5.1%	18.86	18.86
2019	1,456	9,761,607	13.2%	12.1%	11.71	11.73	188	6,283,437	11.8%	9.6%	7.91	7.91	1,268	3,478,170	17.0%	15.2%	18.56	18.62
2020	1,429	11,179,218	15.1%	14.1%	11.89	12.01	246	8,088,089	15.1%	13.6%	8.68	8.71	1,183	3,091,129	15.1%	14.7%	20.30	20.65
2021	1,243	9,929,254	13.4%	12.9%	12.19	12.44	211	7,131,795	13.3%	12.4%	8.98	9.03	1,032	2,797,459	13.6%	13.4%	20.38	21.12
2022	1,105	9,044,630	12.2%	12.5%	12.97	13.39	206	6,517,179	12.2%	12.1%	9.58	9.69	899	2,527,451	12.3%	12.9%	21.69	22.92
2023	917	7,393,486	10.0%	10.3%	13.08	13.73	190	5,236,694	9.8%	10.0%	9.85	10.10	727	2,156,792	10.5%	10.6%	20.93	22.54
2024	405	4,974,758	6.7%	6.2%	11.75	12.65	115	4,006,459	7.5%	7.3%	9.42	9.93	290	968,299	4.7%	4.9%	21.42	23.91
2025	303	3,336,391	4.5%	4.7%	13.33	14.47	86	2,528,012	4.7%	5.3%	10.91	11.55	217	808,379	3.9%	4.0%	20.93	23.59
2026	299	3,042,504	4.1%	4.9%	15.04	16.53	85	2,306,218	4.3%	5.4%	12.14	12.96	214	736,286	3.6%	4.2%	24.12	27.69
2027	332	3,208,274	4.3%	4.9%	14.45	16.47	78	2,351,128	4.4%	5.2%	11.38	12.70	254	857,146	4.2%	4.6%	22.87	26.83
2028+	557	8,678,003	11.7%	12.4%	13.50	15.58	215	7,483,697	14.0%	16.5%	11.38	12.87	342	1,194,306	5.8%	7.5%	26.83	32.55

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES > 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of		Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	355	1,030,770	1.4%	1.6%	$14.72	$14.72	13	275,544	0.5%	0.5%	$8.89	$8.89	342	755,226	3.7%	3.0%	$16.85	$16.85
2018	397	1,180,640	1.6%	2.0%	15.86	15.86	19	369,545	0.7%	0.7%	10.07	10.07	378	811,095	4.0%	3.5%	18.49	18.49
2019	940	3,748,279	5.1%	5.4%	13.49	13.54	61	1,568,032	2.9%	2.1%	7.06	7.06	879	2,180,247	10.6%	9.3%	18.12	18.19
2020	923	3,626,208	4.9%	5.8%	15.10	15.39	57	1,549,957	2.9%	2.6%	8.65	8.76	866	2,076,251	10.1%	9.7%	19.91	20.33
2021	836	2,834,147	3.8%	5.1%	17.09	17.81	44	961,272	1.8%	1.9%	10.29	10.54	792	1,872,875	9.1%	9.1%	20.58	21.54
2022	720	2,409,434	3.3%	4.7%	18.33	19.48	37	724,924	1.4%	1.6%	11.43	11.73	683	1,684,510	8.2%	8.4%	21.30	22.82
2023	641	2,679,518	3.6%	4.6%	16.17	17.45	55	1,113,205	2.1%	2.1%	9.58	10.08	586	1,566,313	7.6%	7.7%	20.86	22.69
2024	430	2,323,130	3.1%	3.4%	13.67	15.12	43	1,201,722	2.2%	1.8%	7.78	8.51	387	1,121,408	5.5%	5.3%	19.97	22.21
2025	345	2,411,090	3.3%	3.3%	12.99	14.43	62	1,597,927	3.0%	2.8%	8.99	9.88	283	813,163	4.0%	4.0%	20.86	23.36
2026	317	1,967,533	2.7%	3.1%	15.00	16.92	37	1,026,785	1.9%	1.8%	9.25	10.18	280	940,748	4.6%	4.7%	21.28	24.28
2027	344	2,371,228	3.2%	3.7%	14.68	16.72	65	1,541,670	2.9%	3.2%	10.74	11.75	279	829,558	4.0%	4.3%	22.02	25.94
2028+	2,682	47,377,715	64.1%	57.2%	11.37	17.04	1,180	41,512,534	77.7%	78.8%	9.79	15.28	1,502	5,865,181	28.6%	31.1%	22.57	29.57

(1) ABR for leases whose future option rent is based on fair market value or on a percentage change in CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee owned leasehold improvements.

LEASE RETENTION RATE
				By Count	By GLA
Twelve Months Ended 6/30/18				77.2%	80.0%

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 32

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2017 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	29	3,629,380	90.4%	93.4%	$67,470	$20.12	6.2%	4.5%	7.2%
2	Los Angeles-Long Beach-Anaheim, CA	10	1,710,036	93.0%	97.1%	32,555	21.62	2.1%	2.1%	3.5%
3	Chicago-Naperville-Elgin, IL-IN-WI	15	3,912,574	80.2%	82.6%	41,343	13.66	3.2%	4.9%	4.4%
4	Dallas-Fort Worth-Arlington, TX	16	3,180,195	87.6%	93.0%	45,165	15.79	3.4%	4.0%	4.8%
5	Houston-The Woodlands-Sugar Land, TX	36	4,524,376	88.6%	92.4%	49,237	12.33	7.6%	5.7%	5.2%
6	Washington-Arlington-Alexandria, DC-VA-MD-WV	3	451,260	96.7%	97.6%	5,060	11.49	0.6%	0.6%	0.5%
7	Miami-Fort Lauderdale-West Palm Beach, FL	9	1,488,777	86.0%	88.8%	17,790	14.03	1.9%	1.9%	1.9%
8	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	25	4,045,092	94.1%	95.1%	56,127	16.72	5.3%	5.1%	6.0%
9	Atlanta-Sandy Springs-Roswell, GA	24	3,577,827	92.4%	93.5%	36,971	11.38	5.1%	4.5%	3.9%
10	Boston-Cambridge-Newton, MA-NH	6	707,909	95.3%	95.7%	8,473	12.56	1.3%	0.9%	0.9%
	Top 10 Largest US MSAs by Population	173	27,227,426	89.3%	92.0%	360,191	15.18	36.7%	34.2%	38.3%

11	Phoenix-Mesa-Scottsdale, AZ	1	119,525	85.5%	85.5%	1,309	12.81	0.2%	0.1%	0.1%
12	San Francisco-Oakland-Hayward, CA	2	506,531	92.3%	96.6%	10,342	26.31	0.4%	0.6%	1.1%
13	Riverside-San Bernardino-Ontario, CA	5	637,436	94.6%	95.1%	8,953	16.22	1.1%	0.8%	1.0%
14	Detroit-Warren-Dearborn, MI	8	1,435,809	80.9%	90.2%	14,716	12.76	1.7%	1.8%	1.6%
15	Seattle-Tacoma-Bellevue, WA	0	—	—	—	—	—	—	—	—
16	Minneapolis-St. Paul-Bloomington, MN-WI	8	1,179,757	87.1%	90.1%	13,441	13.48	1.7%	1.5%	1.4%
17	San Diego-Carlsbad, CA	3	645,691	89.1%	99.3%	13,708	21.88	0.6%	0.8%	1.5%
18	Tampa-St. Petersburg-Clearwater, FL	15	2,347,331	89.4%	90.3%	27,725	14.19	3.2%	2.9%	2.9%
19	Denver-Aurora-Lakewood, CO	5	1,194,088	88.5%	94.3%	15,348	13.70	1.1%	1.5%	1.6%
20	Baltimore-Columbia-Towson, MD	1	57,954	94.0%	94.0%	899	16.50	0.2%	0.1%	0.1%
	Top 20 Largest US MSAs by Population	221	35,351,548	89.0%	92.1%	466,632	15.21	46.9%	44.3%	49.6%

21	St. Louis, MO-IL	2	209,036	84.4%	95.0%	2,146	10.98	0.4%	0.3%	0.2%
22	Charlotte-Concord-Gastonia, NC-SC	5	1,638,582	93.9%	94.6%	14,749	10.43	1.1%	2.0%	1.6%
23	Orlando-Kissimmee-Sanford, FL	5	808,790	85.9%	92.6%	14,930	20.25	1.1%	1.0%	1.6%
24	San Antonio-New Braunfels, TX	0	—	—	—	—	—	—	—	—
25	Portland-Vancouver-Hillsboro, OR-WA	0	—	—	—	—	—	—	—	—
26	Pittsburgh, PA	1	199,079	100.0%	100.0%	1,953	10.88	0.2%	0.2%	0.2%
27	Sacramento--Roseville--Arden-Arcade, CA	1	103,695	92.8%	92.8%	1,922	19.96	0.2%	0.1%	0.2%
28	Las Vegas-Henderson-Paradise, NV	0	—	—	—	—	—	—	—	—
29	Cincinnati, OH-KY-IN	7	1,930,720	94.2%	94.8%	21,409	14.80	1.5%	2.4%	2.3%
30	Kansas City, MO-KS	4	605,526	88.2%	89.8%	4,427	8.29	0.8%	0.8%	0.5%
31	Austin-Round Rock, TX	1	163,712	77.6%	91.7%	1,725	11.49	0.2%	0.2%	0.2%
32	Columbus, OH	4	450,288	86.4%	88.5%	3,994	10.54	0.8%	0.6%	0.4%
33	Cleveland-Elyria, OH	4	1,021,816	93.7%	93.8%	11,444	11.98	0.8%	1.3%	1.2%
34	Indianapolis-Carmel-Anderson, IN	4	894,681	80.6%	89.7%	7,578	9.48	0.8%	1.1%	0.8%
35	San Jose-Sunnyvale-Santa Clara, CA	0	—	—	—	—	—	—	—	—
36	Nashville-Davidson--Murfreesboro--Franklin, TN	4	797,341	88.8%	98.3%	8,841	11.31	0.8%	1.0%	0.9%
37	Virginia Beach-Norfolk-Newport News, VA-NC	1	150,300	74.6%	93.8%	2,492	19.61	0.2%	0.2%	0.3%
38	Providence-Warwick, RI-MA	0	—	—	—	—	—	—	—	—
39	Milwaukee-Waukesha-West Allis, WI	4	703,934	91.0%	91.9%	6,703	10.80	0.8%	0.9%	0.7%
40	Jacksonville, FL	5	834,493	86.9%	91.7%	8,631	11.74	1.1%	1.0%	0.9%
41	Oklahoma City, OK	0	—	—	—	—	—	—	—	—
42	Memphis, TN-MS-AR	1	659,193	83.9%	89.8%	8,613	14.96	0.2%	0.8%	0.9%

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 33

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2017 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
43	Raleigh, NC	2	291,027	88.8%	92.3%	3,535	13.26	0.4%	0.4%	0.4%
44	Richmond, VA	2	222,690	94.0%	97.8%	3,263	14.98	0.4%	0.3%	0.3%
45	Louisville/Jefferson County, KY-IN	4	707,728	94.8%	96.1%	7,185	10.86	0.8%	0.9%	0.8%
46	New Orleans-Metairie, LA	0	—	—	—	—	—	—	—	—
47	Hartford-West Hartford-East Hartford, CT	4	895,991	93.7%	96.0%	12,094	16.71	0.8%	1.1%	1.3%
48	Salt Lake City, UT	0	—	—	—	—	—	—	—	—
49	Birmingham-Hoover, AL	0	—	—	—	—	—	—	—	—
50	Buffalo-Cheektowaga-Niagara Falls, NY	0	—	—	—	—	—	—	—	—
	Top 50 Largest US MSAs by Population	286	48,640,170	89.3%	92.5%	614,266	14.53	60.7%	60.8%	65.3%

	MSAs Ranked 51 - 100 by Population	60	10,974,310	89.8%	92.3%	118,469	13.04	12.7%	13.7%	12.6%

	Other MSAs	125	20,382,809	89.6%	92.4%	208,657	12.14	26.4%	25.5%	22.1%

TOTAL		471	79,997,289	89.4%	92.5%	$941,392	$13.73	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 34

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	1	29	3,629,380	90.4%	93.4%	$67,470	$20.12	6.2%	4.5%	7.2%
2	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8	25	4,045,092	94.1%	95.1%	56,127	16.72	5.3%	5.1%	6.0%
3	Houston-The Woodlands-Sugar Land, TX	5	36	4,524,376	88.6%	92.4%	49,237	12.33	7.6%	5.7%	5.2%
4	Dallas-Fort Worth-Arlington, TX	4	16	3,180,195	87.6%	93.0%	45,165	15.79	3.4%	4.0%	4.8%
5	Chicago-Naperville-Elgin, IL-IN-WI	3	15	3,912,574	80.2%	82.6%	41,343	13.66	3.2%	4.9%	4.4%
6	Atlanta-Sandy Springs-Roswell, GA	9	24	3,577,827	92.4%	93.5%	36,971	11.38	5.1%	4.5%	3.9%
7	Los Angeles-Long Beach-Anaheim, CA	2	10	1,710,036	93.0%	97.1%	32,555	21.62	2.1%	2.1%	3.5%
8	Tampa-St. Petersburg-Clearwater, FL	18	15	2,347,331	89.4%	90.3%	27,725	14.19	3.2%	2.9%	2.9%
9	Cincinnati, OH-KY-IN	29	7	1,930,720	94.2%	94.8%	21,409	14.80	1.5%	2.4%	2.3%
10	Miami-Fort Lauderdale-West Palm Beach, FL	7	9	1,488,777	86.0%	88.8%	17,790	14.03	1.9%	1.9%	1.9%
	10 Largest MSAs by ABR	—	186	30,346,308	89.3%	91.9%	395,792	15.22	39.5%	38.0%	42.1%

11	Denver-Aurora-Lakewood, CO	19	5	1,194,088	88.5%	94.3%	15,348	13.70	1.1%	1.5%	1.6%
12	Orlando-Kissimmee-Sanford, FL	23	5	808,790	85.9%	92.6%	14,930	20.25	1.1%	1.0%	1.6%
13	Charlotte-Concord-Gastonia, NC-SC	22	5	1,638,582	93.9%	94.6%	14,749	10.43	1.1%	2.0%	1.6%
14	Detroit-Warren-Dearborn, MI	14	8	1,435,809	80.9%	90.2%	14,716	12.76	1.7%	1.8%	1.6%
15	Allentown-Bethlehem-Easton, PA-NJ	69	5	1,293,887	88.7%	95.2%	14,009	13.66	1.1%	1.6%	1.5%
16	San Diego-Carlsbad, CA	17	3	645,691	89.1%	99.3%	13,708	21.88	0.6%	0.8%	1.5%
17	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,179,757	87.1%	90.1%	13,441	13.48	1.7%	1.5%	1.4%
18	Hartford-West Hartford-East Hartford, CT	47	4	895,991	93.7%	96.0%	12,094	16.71	0.8%	1.1%	1.3%
19	Naples-Immokalee-Marco Island, FL	144	4	778,113	94.0%	95.8%	11,989	16.45	0.8%	1.0%	1.3%
20	Cleveland-Elyria, OH	33	4	1,021,816	93.7%	93.8%	11,444	11.98	0.8%	1.3%	1.2%
	20 Largest MSAs by ABR	—	237	41,238,832	89.3%	92.4%	532,220	14.99	50.3%	51.6%	56.7%

21	Oxnard-Thousand Oaks-Ventura, CA	67	3	677,512	89.8%	95.4%	11,321	17.91	0.6%	0.8%	1.2%
22	Ann Arbor, MI	146	3	827,401	81.5%	87.4%	10,958	15.27	0.6%	1.0%	1.2%
23	Binghamton, NY	192	4	751,207	98.4%	98.4%	10,367	14.03	0.8%	0.9%	1.1%
24	San Francisco-Oakland-Hayward, CA	12	2	506,531	92.3%	96.6%	10,342	26.31	0.4%	0.6%	1.1%
25	Riverside-San Bernardino-Ontario, CA	13	5	637,436	94.6%	95.1%	8,953	16.22	1.1%	0.8%	1.0%
26	Vallejo-Fairfield, CA	121	1	519,223	94.3%	95.1%	8,918	18.29	0.2%	0.6%	0.9%
27	Nashville-Davidson--Murfreesboro--Franklin, TN	36	4	797,341	88.8%	98.3%	8,841	11.31	0.8%	1.0%	0.9%
28	Jacksonville, FL	40	5	834,493	86.9%	91.7%	8,631	11.74	1.1%	1.0%	0.9%
29	Memphis, TN-MS-AR	42	1	659,193	83.9%	89.8%	8,613	14.96	0.2%	0.8%	0.9%
30	Boston-Cambridge-Newton, MA-NH	10	6	707,909	95.3%	95.7%	8,473	12.56	1.3%	0.9%	0.9%
31	Port St. Lucie, FL	111	5	636,145	84.2%	86.2%	7,997	14.70	1.1%	0.8%	0.8%
32	North Port-Sarasota-Bradenton, FL	72	5	730,479	92.1%	93.8%	7,667	11.26	1.1%	0.9%	0.8%
33	Indianapolis-Carmel-Anderson, IN	34	4	894,681	80.6%	89.7%	7,578	9.48	0.8%	1.1%	0.8%
34	Fresno, CA	55	2	442,299	96.6%	96.6%	7,529	17.87	0.4%	0.6%	0.8%
35	Louisville/Jefferson County, KY-IN	45	4	707,728	94.8%	96.1%	7,185	10.86	0.8%	0.9%	0.8%
36	New Haven-Milford, CT	66	5	546,407	91.2%	92.3%	7,080	14.04	1.1%	0.7%	0.8%
37	Norwich-New London, CT	182	2	433,532	97.3%	97.6%	7,008	16.56	0.4%	0.5%	0.7%
38	Milwaukee-Waukesha-West Allis, WI	39	4	703,934	91.0%	91.9%	6,703	10.80	0.8%	0.9%	0.7%
39	Springfield, MA	90	3	450,901	96.7%	97.4%	5,615	15.08	0.6%	0.6%	0.6%
40	Scranton--Wilkes-Barre--Hazleton, PA	100	2	620,309	88.2%	96.1%	5,580	21.46	0.4%	0.8%	0.6%
41	Worcester, MA-CT	58	3	517,910	88.8%	88.8%	5,528	14.39	0.6%	0.6%	0.6%

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 35

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
42	Corpus Christi, TX	118	4	563,740	91.0%	93.4%	5,524	12.56	0.8%	0.7%	0.6%
43	College Station-Bryan, TX	189	4	491,463	92.5%	92.5%	5,487	14.58	0.8%	0.6%	0.6%
44	Wilmington, NC	168	2	379,107	97.4%	97.4%	5,384	14.74	0.4%	0.5%	0.6%
45	Dayton, OH	73	3	534,385	94.5%	96.1%	5,372	12.63	0.6%	0.7%	0.6%
46	Winston-Salem, NC	83	3	439,161	90.7%	93.7%	5,199	13.23	0.6%	0.5%	0.6%
47	Greensboro-High Point, NC	75	1	406,768	99.0%	100.0%	5,171	14.86	0.2%	0.5%	0.5%
48	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	3	451,260	96.7%	97.6%	5,060	11.49	0.6%	0.6%	0.5%
49	Kansas City, MO-KS	30	4	605,526	88.2%	89.8%	4,427	8.29	0.8%	0.8%	0.5%
50	Manchester-Nashua, NH	131	2	348,054	85.5%	95.8%	4,294	21.11	0.4%	0.4%	0.5%
	50 Largest MSAs by ABR	—	336	59,060,867	89.8%	92.8%	749,025	14.69	70.7%	73.7%	79.8%

51	Boulder, CO	155	1	279,204	81.9%	90.1%	4,134	16.43	0.2%	0.3%	0.4%
52	Roanoke, VA	160	4	522,210	92.2%	92.2%	4,039	9.56	0.8%	0.7%	0.4%
53	Charleston-North Charleston, SC	74	2	496,571	88.4%	89.8%	4,030	9.10	0.4%	0.6%	0.4%
54	Columbus, OH	32	4	450,288	86.4%	88.5%	3,994	10.54	0.8%	0.6%	0.4%
55	Mobile, AL	129	1	583,638	48.5%	70.5%	3,954	9.80	0.2%	0.7%	0.4%
56	Pittsfield, MA	326	1	436,854	97.5%	98.6%	3,933	21.06	0.2%	0.5%	0.4%
57	Spartanburg, SC	153	1	360,277	88.9%	91.7%	3,832	12.18	0.2%	0.5%	0.4%
58	Panama City, FL	224	2	397,512	98.4%	98.4%	3,676	9.39	0.4%	0.5%	0.4%
59	Greenville-Anderson-Mauldin, SC	61	2	220,723	99.3%	99.3%	3,598	16.41	0.4%	0.3%	0.4%
60	Raleigh, NC	43	2	291,027	88.8%	92.3%	3,535	13.26	0.4%	0.4%	0.4%
61	Saginaw, MI	229	2	429,188	96.9%	96.9%	3,481	11.80	0.4%	0.5%	0.4%
62	Bakersfield, CA	62	1	240,090	89.4%	93.5%	3,419	15.51	0.2%	0.3%	0.4%
63	Atlantic City-Hammonton, NJ	181	1	179,199	99.1%	99.1%	3,365	18.95	0.2%	0.2%	0.4%
64	Hilton Head Island-Bluffton-Beaufort, SC	210	2	230,352	94.5%	96.9%	3,278	14.68	0.4%	0.3%	0.3%
65	Richmond, VA	44	2	222,690	94.0%	97.8%	3,263	14.98	0.4%	0.3%	0.3%
66	Jackson, MS	95	2	333,275	88.2%	88.6%	3,098	10.98	0.4%	0.4%	0.3%
67	Greenville, NC	240	1	233,153	96.2%	96.2%	3,046	13.58	0.2%	0.3%	0.3%
68	Odessa, TX	268	1	365,534	93.2%	100.0%	3,012	13.19	0.2%	0.5%	0.3%
69	Des Moines-West Des Moines, IA	88	2	512,825	96.0%	96.6%	2,987	6.09	0.4%	0.6%	0.3%
70	Lafayette, LA	108	3	440,104	91.1%	92.7%	2,932	7.28	0.6%	0.6%	0.3%
71	Tullahoma-Manchester, TN	377	3	433,744	97.0%	97.0%	2,851	6.78	0.6%	0.5%	0.3%
72	Blacksburg-Christiansburg-Radford, VA	233	1	181,055	100.0%	100.0%	2,738	15.38	0.2%	0.2%	0.3%
73	Lancaster, PA	102	3	236,006	95.2%	98.3%	2,611	11.25	0.6%	0.3%	0.3%
74	Savannah, GA	137	2	224,181	74.8%	90.1%	2,602	13.06	0.4%	0.3%	0.3%
75	Virginia Beach-Norfolk-Newport News, VA-NC	37	1	150,300	74.6%	93.8%	2,492	19.61	0.2%	0.2%	0.3%
76	Chattanooga, TN-GA	99	2	339,426	96.6%	96.6%	2,475	8.18	0.4%	0.4%	0.3%
77	Fort Wayne, IN	125	2	253,951	82.9%	83.1%	2,460	13.56	0.4%	0.3%	0.3%
78	Elkhart-Goshen, IN	221	2	330,566	86.0%	93.2%	2,450	17.15	0.4%	0.4%	0.3%
79	Bridgeport-Stamford-Norwalk, CT	57	1	161,075	88.0%	88.0%	2,427	17.13	0.2%	0.2%	0.3%
80	Merced, CA	178	1	153,721	92.3%	96.3%	2,362	16.51	0.2%	0.2%	0.3%
81	Dover, DE	244	1	191,974	99.0%	99.0%	2,338	12.31	0.2%	0.2%	0.2%
82	Duluth, MN-WI	174	1	182,969	97.0%	97.7%	2,183	12.22	0.2%	0.2%	0.2%
83	Altoona, PA	336	1	277,580	78.7%	88.9%	2,173	8.89	0.2%	0.3%	0.2%
84	St. Louis, MO-IL	21	2	209,036	84.4%	95.0%	2,146	10.98	0.4%	0.3%	0.2%

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 36

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
85	Hickory-Lenoir-Morganton, NC	147	2	284,984	78.9%	80.0%	2,100	9.22	0.4%	0.4%	0.2%
86	Concord, NH	285	1	182,887	100.0%	100.0%	2,054	11.49	0.2%	0.2%	0.2%
87	Rutland, VT	539	1	224,514	98.6%	100.0%	2,025	9.02	0.2%	0.3%	0.2%
88	Trenton, NJ	142	2	205,557	94.6%	94.6%	1,980	10.18	0.4%	0.3%	0.2%
89	Santa Maria-Santa Barbara, CA	119	1	179,549	86.9%	92.4%	1,965	12.85	0.2%	0.2%	0.2%
90	Pittsburgh, PA	26	1	199,079	100.0%	100.0%	1,953	10.88	0.2%	0.2%	0.2%
91	Sacramento--Roseville--Arden-Arcade, CA	27	1	103,695	92.8%	92.8%	1,922	19.96	0.2%	0.1%	0.2%
92	York-Hanover, PA	120	1	153,088	93.9%	95.1%	1,914	13.40	0.2%	0.2%	0.2%
93	Tucson, AZ	53	1	168,585	96.8%	96.8%	1,900	11.65	0.2%	0.2%	0.2%
94	Tulsa, OK	54	1	186,851	100.0%	100.0%	1,900	10.17	0.2%	0.2%	0.2%
95	Portland-South Portland, ME	105	1	287,513	90.0%	90.7%	1,897	20.52	0.2%	0.4%	0.2%
96	Flint, MI	132	1	162,059	84.0%	89.9%	1,859	12.85	0.2%	0.2%	0.2%
97	Manhattan, KS	395	1	215,261	93.5%	94.1%	1,833	14.61	0.2%	0.3%	0.2%
98	California-Lexington Park, MD	358	1	92,335	100.0%	100.0%	1,812	19.62	0.2%	0.1%	0.2%
99	Harrisburg-Carlisle, PA	96	1	214,628	85.6%	85.6%	1,806	9.83	0.2%	0.3%	0.2%
100	Toledo, OH	92	1	315,515	80.8%	80.8%	1,777	11.93	0.2%	0.4%	0.2%
	100 Largest MSAs by ABR	—	414	72,787,265	89.7%	92.8%	884,636	14.17	87.9%	91.0%	94.0%

	Other MSAs	—	57	7,210,024	86.2%	88.7%	56,756	9.27	12.1%	9.0%	6.0%

TOTAL		—	471	79,997,289	89.4%	92.5%	$941,392	$13.73	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 37

PROPERTIES BY STATE
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Texas	65	9,559,611	88.5%	93.0%	$112,475	$13.57	13.8%	11.9%	11.9%
2	Florida	53	8,497,055	87.7%	90.4%	104,502	14.13	11.3%	10.6%	11.1%
3	California	31	5,908,098	92.4%	96.3%	104,212	19.60	6.6%	7.4%	11.1%
4	Pennsylvania	34	5,835,169	91.4%	94.7%	69,171	14.98	7.2%	7.3%	7.3%
5	New York	28	3,560,493	92.5%	95.1%	62,752	19.03	5.9%	4.5%	6.7%
6	Georgia	34	4,780,157	89.3%	91.4%	45,433	10.68	7.2%	6.0%	4.8%
7	Illinois	21	4,467,352	81.8%	84.0%	45,416	12.83	4.5%	5.6%	4.8%
8	New Jersey	18	3,096,309	91.1%	93.4%	44,123	16.19	3.8%	3.9%	4.7%
9	North Carolina	20	4,245,728	92.6%	93.6%	42,668	11.50	4.2%	5.3%	4.5%
10	Ohio	20	3,801,569	93.2%	93.7%	39,261	12.66	4.2%	4.8%	4.2%
11	Michigan	17	3,251,229	83.6%	89.7%	34,522	13.08	3.6%	4.1%	3.7%
12	Connecticut	13	2,162,501	92.6%	93.9%	29,758	15.71	2.8%	2.7%	3.2%
13	Tennessee	12	2,580,283	89.0%	93.5%	24,935	10.96	2.5%	3.2%	2.6%
14	Massachusetts	11	1,871,880	95.2%	95.7%	21,735	15.46	2.3%	2.3%	2.3%
15	Colorado	6	1,473,292	87.3%	93.5%	19,482	14.20	1.3%	1.8%	2.1%
16	Kentucky	9	2,074,205	94.1%	95.2%	19,134	10.53	1.9%	2.6%	2.0%
17	Indiana	12	1,878,595	84.7%	90.6%	16,441	10.94	2.5%	2.3%	1.7%
18	Minnesota	9	1,362,726	88.4%	91.1%	15,624	13.29	1.9%	1.7%	1.7%
19	Virginia	10	1,399,379	88.5%	92.6%	14,819	12.14	2.1%	1.7%	1.6%
20	South Carolina	7	1,307,923	91.5%	93.2%	14,738	12.28	1.5%	1.6%	1.6%
21	New Hampshire	5	772,635	90.1%	94.7%	8,162	13.73	1.1%	1.0%	0.9%
22	Wisconsin	4	703,934	91.0%	91.9%	6,703	10.80	0.8%	0.9%	0.7%
23	Maryland	4	468,667	97.5%	98.3%	6,621	14.37	0.8%	0.6%	0.7%
24	Alabama	2	815,458	62.5%	78.4%	5,521	8.75	0.4%	1.0%	0.6%
25	Missouri	5	655,984	87.9%	92.0%	5,211	8.82	1.1%	0.8%	0.6%
26	Iowa	3	626,538	94.9%	95.4%	3,643	6.15	0.6%	0.8%	0.4%
27	Louisiana	4	619,143	79.1%	80.2%	3,529	7.27	0.8%	0.8%	0.4%
28	Arizona	2	288,110	92.1%	92.1%	3,209	12.10	0.4%	0.4%	0.3%
29	Kansas	2	373,839	89.6%	91.3%	3,195	12.09	0.4%	0.5%	0.3%
30	Mississippi	2	333,275	88.2%	88.6%	3,098	10.98	0.4%	0.4%	0.3%
31	Delaware	1	191,974	99.0%	99.0%	2,338	12.31	0.2%	0.2%	0.2%
32	West Virginia	2	251,500	98.0%	98.0%	2,120	8.60	0.4%	0.3%	0.2%
33	Vermont	1	224,514	98.6%	100.0%	2,025	9.02	0.2%	0.3%	0.2%
34	Oklahoma	1	186,851	100.0%	100.0%	1,900	10.17	0.2%	0.2%	0.2%
35	Maine	1	287,513	90.0%	90.7%	1,897	20.52	0.2%	0.4%	0.2%
36	New Mexico	2	83,800	100.0%	100.0%	1,019	12.16	0.4%	0.1%	0.1%

TOTAL		471	79,997,289	89.4%	92.5%	$941,392	$13.73	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 38

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

1	Springdale	Mobile	AL	Mobile, AL	2004	583,638	70.5%	$3,954	$9.80	Sam's Club*	Bed Bath & Beyond, Big Lots, Burke's Outlet, Burlington Stores, Cost Plus World Market, David's Bridal, Marshalls, Michaels, Shoe Station	—
2	Payton Park	Sylacauga	AL	Talladega-Sylacauga, AL	1995	231,820	98.2%	1,567	6.88	Walmart Supercenter	Burke's Outlet	—
3	Glendale Galleria	Glendale	AZ	Phoenix-Mesa-Scottsdale, AZ	1991	119,525	85.5%	1,309	12.81	—	Gymnasium Academy, LA Fitness, Sears Outlet	—
4	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	168,585	96.8%	1,900	11.65	Sam's Club*	CareMore, JC Penney Home Store, Tuesday Morning, Stein Mart	—
5	Applegate Ranch Shopping Center	Atwater	CA	Merced, CA	2006	153,721	96.3%	2,362	16.51	SuperTarget*, Walmart Supercenter*	Marshalls, Petco	—
6	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	1970	240,090	93.5%	3,419	15.51	Lassens Natural Foods & Vitamins	AMC Theatres, Burlington Stores, In Shape Fitness, Ross Dress for Less	Hobby Lobby
7	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	129,173	95.0%	2,334	20.10	Trader Joe's*	24 Hour Fitness, CVS, Michaels	—
8	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	67,619	95.8%	1,199	18.50	Stater Bros.	—	—
9	Clovis Commons	Clovis	CA	Fresno, CA	2004	180,955	95.0%	3,739	22.53	—	Best Buy, Office Depot, PetSmart, T.J.Maxx	Target
10	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	1994	127,267	73.3%	2,105	22.57	—	Big Lots, Chuze Fitness	—
11	University Mall	Davis	CA	Sacramento--Roseville--Arden-Arcade, CA	1964	103,695	92.8%	1,922	19.96	Trader Joe's	Forever 21, World Market	—
12	Felicita Plaza	Escondido	CA	San Diego-Carlsbad, CA	2001	98,594	100.0%	1,454	14.75	Vons (Albertsons)	Chuze Fitness	—
13	Felicita Town Center	Escondido	CA	San Diego-Carlsbad, CA	1987	126,502	98.3%	2,764	22.24	Major Market, Trader Joe's	Rite Aid	—
14	Arbor - Broadway Faire	Fresno	CA	Fresno, CA	1995	261,344	97.7%	3,790	14.84	Smart & Final Extra!	PetSmart, The Home Depot, United Artists Theatres	—
15	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	179,549	92.4%	1,965	12.85	Vons (Albertsons)	Harbor Freight Tools, Marshalls, Michaels, Ulta	—
16	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	92,315	100.0%	1,218	13.96	Grocery Outlet	Fallas Paredes, Sears Outlet	In Shape Fitness
17	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	283,631	100.0%	5,781	20.88	Albertsons	Best Buy, CVS, Kohl's, Five Below, Ross Dress for Less	—
18	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	97.6%	2,024	17.20	Barons Market	Crunch Fitness, Dollar Tree	—
19	Esplanade Shopping Center	Oxnard	CA	Oxnard-Thousand Oaks-Ventura, CA	2002	356,864	93.0%	6,888	20.96	Walmart Neighborhood Market	Bob's Discount Furniture, Dick's Sporting Goods, Five Below, Nordstrom Rack, T.J.Maxx	The Home Depot
20	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,165	10.68	Food 4 Less (Kroger)	Ross Dress for Less, Target	—
21	Metro 580	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	1996	177,573	100.0%	2,775	33.81	—	Kohl's, Orchard Supply Hardware, Party City	Walmart
22	Rose Pavilion (2)	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	2018	328,958	94.7%	7,567	24.33	99 Ranch Market, Trader Joe's	CVS, Golf Galaxy, Macy's Home Store, Total Wine & More	—
23	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	258,685	97.8%	5,809	22.95	—	Marshalls, Michaels	—
24	San Bernardino Center	San Bernardino	CA	Riverside-San Bernardino-Ontario, CA	2003	143,082	100.0%	1,079	7.54	—	Big Lots, Target	—
25	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	95.8%	4,732	29.05	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	—
26	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	49,089	93.6%	616	14.89	Stater Bros.	—	—
27	Village at Mira Mesa (2)	San Diego	CA	San Diego-Carlsbad, CA	2018	420,595	99.4%	9,490	23.51	Sprouts Farmers Market, Vons (Albertsons)	Bed Bath & Beyond, BevMo, Marshalls, Michaels, Mira Mesa Lanes	—
28	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	100.0%	3,780	22.94	Smart & Final Extra!	Harbor Freight Tools, T.J.Maxx	Rite Aid
29	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	99.7%	3,023	27.78	Trader Joe's	Big Lots, Petco, Rite Aid	—
30	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	3,514	23.63	El Super, Walmart Supercenter	LA Fitness, Ross Dress for Less	Target
31	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	100.0%	2,099	11.21	Vons (Albertsons)	Ace Hardware, Big Lots	—
32	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2003	201,904	92.2%	2,857	21.05	Stater Bros.	Rite Aid, Stein Mart	—
33	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	100.0%	1,030	19.36	Ralphs (Kroger)	—	—
34	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	100,350	90.3%	1,794	19.79	Sprouts Farmers Market	—	—
35	Gateway Plaza - Vallejo (2)	Vallejo	CA	Vallejo-Fairfield, CA	2018	519,223	95.1%	8,918	18.29	Costco*	Bed Bath & Beyond, Century Theatres, DSW, Marshalls, Michaels, OfficeMax, Party City, Petco, Ross Dress for Less, Ulta	Target
36	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	747	7.84	King Soopers (Kroger)	Arc	—
37	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	468,701	100.0%	6,978	14.89	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, Burlington Stores, buybuy BABY, Dollar Tree, Kohl's, Planet Fitness, Stein Mart	—
38	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,491	100.0%	1,721	9.98	King Soopers (Kroger)	Cinema Latino, Gen-X	—
39	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	1978	121,101	93.5%	1,702	15.02	—	Chuze Fitness	—
40	Superior Marketplace	Superior	CO	Boulder, CO	1997	279,204	90.1%	4,134	16.44	Whole Foods Market, Costco*, SuperTarget*	Party City, Stickley Furniture, T.J.Maxx, Ulta	—
41	Westminster City Center	Westminster	CO	Denver-Aurora-Lakewood, CO	1996	330,559	81.9%	4,200	15.52	—	Barnes & Noble, David's Bridal, Jo-Ann Fabric & Craft Stores, Ross Dress for Less, Tile Shop, Ulta	—
42	Freshwater - Stateline Plaza	Enfield	CT	Hartford-West Hartford-East Hartford, CT	2004	299,978	96.6%	2,608	17.03	Costco	Dick's Sporting Goods, Jo-Ann Fabric & Craft Stores, P.C. Richard & Son	The Home Depot
43	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	1974	106,364	91.0%	2,507	25.89	Whole Foods Market	Petco	—
44	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	96.8%	2,485	13.05	Super Stop & Shop (Ahold)	Kohl's	Walmart
45	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	100.0%	1,003	13.86	PriceRite (Wakefern)	—	The Home Depot
46	The Manchester Collection	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2001	339,755	96.6%	4,538	13.82	Walmart Supercenter*	A.C. Moore, Ashley Furniture, Bed Bath & Beyond, Big Bob's Flooring Outlet, Cost Plus World Market, DSW, Edge Fitness, Hobby Lobby, Men's Wearhouse, Plaza Azteca	Best Buy, The Home Depot, Walmart
47	Chamberlain Plaza	Meriden	CT	New Haven-Milford, CT	2004	54,302	100.0%	592	10.90	—	Dollar Tree, Savers	—

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 39

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

48	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	97.1%	2,441	16.76	Price Chopper	Dick's Sporting Goods	—
49	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	103,865	96.1%	1,780	17.83	—	Barnes & Noble, Dollar Tree, DSW, Five Below, Lumber Liquidators, PetSmart	—
50	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	94.1%	1,651	13.22	—	A.C. Moore, Christmas Tree Shops	—
51	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	1984	161,075	88.0%	2,427	17.13	—	LA Fitness, Marshalls	—
52	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	80.2%	1,149	11.42	—	Jo-Ann Fabric & Craft Stores, Staples, T.J.Maxx	—
53	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	183,096	83.5%	2,054	13.44	Super Stop & Shop (Ahold)	Dollar Tree	Target
54	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,730	98.4%	4,523	19.43	—	Dick’s Sporting Goods, DSW, Michaels, Party City, Ulta	Best Buy, Raymour & Flanigan
55	North Dover Center	Dover	DE	Dover, DE	1989	191,974	99.0%	2,338	12.31	—	Kirkland's, Party City, Staples, T.J.Maxx	—
56	Brooksville Square	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	1987	96,361	88.5%	871	10.21	Publix	—	—
57	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	374,598	92.5%	3,521	17.82	—	Bed Bath & Beyond, Belk, Marshalls, Michaels, Office Depot, Petco, Sears, Ulta	—
58	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	80.0%	5,557	23.08	Costco*, SuperTarget*	David's Bridal, Michaels, PetSmart, Ross Dress for Less	Lowe's
59	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	264,129	88.5%	3,283	14.04	Publix	Big Lots, Off the Wall Trampoline, Planet Fitness	—
60	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	86,663	91.2%	1,599	20.23	—	Broward County Library, CVS	—
61	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	186,396	50.1%	947	10.14	Publix	Planet Fitness	—
62	Sun Plaza	Ft. Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	99.1%	1,769	11.29	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx	—
63	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	89,822	100.0%	841	9.64	Winn-Dixie (Southeastern Grocers)	Ace Hardware, Family Dollar	—
64	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	334,065	88.0%	1,794	6.59	—	American Signature Furniture, Bealls Outlet, Books-A-Million, David's Bridal, Ollie's Bargain Outlet	—
65	The Shoppes at Southside	Jacksonville	FL	Jacksonville, FL	2004	109,113	100.0%	1,971	18.06	—	Best Buy, David's Bridal, Restoration Hardware	—
66	Ventura Downs (2)	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	94.0%	1,597	17.30	—	LA Fitness	—
67	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2002	133,520	95.6%	2,275	17.82	Walmart Neighborhood Market	Walgreens	—
68	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	182,314	93.0%	1,859	11.30	Publix	Dollar Tree, Petco, Staples, Tuesday Morning, T.J.Maxx	—
69	Marco Town Center	Marco Island	FL	Naples-Immokalee-Marco Island, FL	1998	109,931	76.7%	1,738	20.61	Publix	—	—
70	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2007	339,478	71.0%	3,056	15.98	Walmart Supercenter*	Citi Trends, Marshalls, Ross Dress for Less	The Home Depot
71	Miami Gardens	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1996	244,719	98.8%	2,672	11.05	Fresco y Más (Southeastern Grocers)	Ross Dress for Less	—
72	Freedom Square	Naples	FL	Naples-Immokalee-Marco Island, FL	1995	211,839	100.0%	2,062	9.73	Publix	—	—
73	Naples Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2013	201,795	100.0%	3,583	18.06	Publix	Marshalls, Office Depot, PGA TOUR Superstore	—
74	Park Shore Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2018	254,548	97.3%	4,606	19.66	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, Kirkland's, Party City, Saks OFF Fifth, Yard House	—
75	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	100.0%	1,053	12.98	Publix	Zone Fitness Club	—
76	Southgate Center	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1966	248,901	97.7%	2,538	11.04	Publix	Bealls Outlet, Big Lots, Lumber Liquidators, Old Time Pottery, Pet Supermarket	—
77	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	88,441	91.8%	900	11.09	Sedano's	Family Dollar	—
78	Fashion Square	Orange Park	FL	Jacksonville, FL	1996	36,029	46.5%	368	32.00	—	Miller's Orange Park Ale House	—
79	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	100.0%	2,432	17.24	—	Burlington Stores, LA Fitness	Target
80	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	100.0%	1,064	13.94	Publix	—	—
81	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	73,204	89.6%	1,057	16.11	Lucky's Market	—	—
82	Pointe Orlando	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1997	420,005	89.0%	8,780	24.26	—	Main Event, Regal Cinemas	—
83	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	95.7%	749	12.13	Publix	—	—
84	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	162,336	92.7%	2,750	18.81	—	Coastal Care, Walgreens	—
85	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	96.6%	1,254	13.14	Publix	—	—
86	Panama City Square	Panama City	FL	Panama City, FL	1989	298,685	99.1%	2,422	8.19	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx	—
87	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	1991	162,831	83.6%	1,932	14.19	Publix	Fortis Institute, Walgreens	—
88	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	93.5%	1,139	12.80	Winn-Dixie (Southeastern Grocers)	Dollar Tree	—
89	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	97.4%	676	11.38	Winn-Dixie (Southeastern Grocers)	—	—
90	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	97.4%	771	20.08	SuperTarget*	The Zoo Health Club	—
91	Beneva Village Shoppes (2)	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2018	140,075	95.3%	1,737	13.01	Publix	Harbor Freight Tools, Pet Supermarket, Walgreens	—
92	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1972	173,184	100.0%	2,059	12.19	Publix	Big Lots, Crunch Fitness, HomeGoods	—
93	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	130,901	80.2%	1,381	13.16	Publix	Planet Fitness	—
94	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	1964	156,579	95.2%	1,228	8.23	—	Bealls Outlet, Burlington Stores, T.J.Maxx	—
95	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	265,464	96.2%	3,657	14.32	Publix	Bealls, Bed Bath & Beyond, Michaels, Party City, Petco	—
96	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	136,224	77.3%	1,942	18.44	Publix	CVS, Dollar Tree	—
97	Bay Pointe Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2016	95,760	98.3%	1,618	17.18	Publix	Bealls Outlet, Pet Supermarket	—

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 40

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

98	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	95.9%	1,276	8.89	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots	—
99	Skyway Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	110,799	76.6%	725	8.86	—	Dollar Tree	—
100	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	1998	206,784	82.3%	1,710	10.05	Winn-Dixie (Southeastern Grocers)	Big Lots, Chuck E. Cheese’s	—
101	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	73.2%	1,427	12.88	Publix	Family Dollar, Flooring USA	—
102	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1989	110,109	100.0%	1,375	12.49	Patel Brothers	Dollar Tree, LA Fitness	Walmart
103	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,958	92.2%	1,446	16.88	Publix	Rarehues	—
104	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	89,885	95.3%	1,305	15.23	—	Deal$, Ross Dress for Less, Lumber Liquidators	—
105	Shoppes at Tarpon	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	98.6%	2,259	15.71	Publix	Petco, T.J.Maxx, Ulta	—
106	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	97.5%	946	7.33	Winn-Dixie (Southeastern Grocers)	Lumber Liquidators, Pet Supermarket, T.J.Maxx	—
107	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	87.1%	614	6.42	Publix	Bealls Outlet	—
108	Venice Village Shoppes	Venice	FL	North Port-Sarasota-Bradenton, FL	1989	175,074	88.0%	2,311	15.00	Publix	Jo-Ann Fabric & Craft Stores, Planet Fitness	—
109	Albany Plaza	Albany	GA	Albany, GA	1995	114,169	73.7%	578	6.87	Harveys (Southeastern Grocers)	Big Lots, OK Beauty & Fashions Outlet	—
110	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	1993	332,364	98.9%	5,350	20.30	—	AMC Theatres, Barnes & Noble, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	—
111	Perlis Plaza	Americus	GA	Americus, GA	1972	165,315	83.1%	826	6.01	—	Belk, Roses	—
112	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	1952	445,042	87.5%	4,512	11.84	City Farmers Market	dd's Discounts (Ross)	—
113	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	207,823	73.4%	1,078	7.73	—	At Home, Dollar Tree	—
114	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	98.2%	522	8.03	Food Depot	Family Dollar	—
115	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Roswell, GA	2002	79,047	93.9%	1,077	14.51	Publix	—	—
116	Cedar Plaza	Cedartown	GA	Cedartown, GA	1994	83,300	100.0%	708	8.50	Kroger	Planet Fitness	—
117	Conyers Plaza	Conyers	GA	Atlanta-Sandy Springs-Roswell, GA	2001	171,374	94.0%	2,127	13.20	Walmart Supercenter*	Jo-Ann Fabric & Craft Stores, PetSmart, Value Village	The Home Depot
118	Cordele Square	Cordele	GA	Cordele, GA	2002	127,953	85.4%	745	6.82	Harveys (Southeastern Grocers)	Belk, Citi Trends, Cordele Theatres	—
119	Covington Gallery	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	1991	174,857	94.3%	1,103	6.69	Ingles	Kmart	—
120	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	98.1%	784	11.88	Publix	—	—
121	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	88.4%	1,123	13.38	Kroger	—	—
122	Northside	Dalton	GA	Dalton, GA	2001	73,931	97.3%	607	8.44	Food City	Family Dollar	—
123	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	89.3%	776	11.16	Publix	—	—
124	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,670	88.9%	756	18.31	Kroger*	—	—
125	Dublin Village	Dublin	GA	Dublin, GA	2005	94,920	97.5%	722	7.81	Kroger	—	—
126	Westgate	Dublin	GA	Dublin, GA	2004	110,738	83.9%	596	6.68	—	Big Lots	The Home Depot
127	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Roswell, GA	1995	155,172	100.0%	1,642	10.58	—	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill	—
128	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	178,871	77.6%	1,157	9.97	Food Depot	Cinemark, Staples	—
129	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1992	218,818	100.0%	2,420	11.06	ALDI	Best Buy, Michaels, OfficeMax, PetSmart, The Furniture Mall	—
130	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	100.0%	1,377	14.19	Publix	—	—
131	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	88.6%	1,290	13.76	Publix	—	—
132	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1959	229,013	95.2%	1,114	5.11	—	Dollar Tree, Ollie's Bargain Outlet, Planet Fitness	—
133	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	54,976	100.0%	574	10.44	—	Marshalls	—
134	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	89.2%	1,044	10.35	Kroger	—	—
135	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	154,224	86.9%	1,793	13.39	Kroger	Kayhill's Sports Bar and Grill	—
136	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Roswell, GA	1990	69,778	92.1%	563	8.76	Food Depot	—	—
137	Shops of Riverdale	Riverdale	GA	Atlanta-Sandy Springs-Roswell, GA	1995	16,808	70.3%	241	20.41	Walmart Supercenter*	—	—
138	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	93,420	97.1%	990	10.91	—	PGA TOUR Superstore	—
139	Victory Square	Savannah	GA	Savannah, GA	2007	122,719	89.6%	1,640	15.31	SuperTarget*	Citi Trends, Dollar Tree, Staples	The Home Depot
140	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	188,135	97.2%	2,856	15.62	Kroger	—	—
141	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Roswell, GA	2006	347,091	97.8%	1,780	5.24	Walmart Supercenter	Hobby Lobby, NCG Cinemas	—
142	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	90.8%	962	10.44	Kroger	—	—
143	Kimberly West Shopping Center	Davenport	IA	Davenport-Moline-Rock Island, IA-IL	1987	113,713	90.1%	656	6.40	Hy-Vee	—	—
144	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	1979	243,120	99.4%	1,501	6.34	—	Burlington Stores, Harbor Freight Tools, Hobby Lobby	—
145	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	1979	269,705	94.0%	1,486	5.86	Price Chopper	Aspen Athletic Clubs, Big Lots, Northern Tool + Equipment, Office Depot	—
146	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	1999	199,463	100.0%	3,526	17.68	Trader Joe's	Binny's Beverage Depot, Chuck E. Cheese's, Kirkland's, Petco, Ulta	—
147	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	92.1%	1,999	14.31	—	Savers, XSport Fitness	Kohl's
148	Bartonville Square	Bartonville	IL	Peoria, IL	2001	61,678	87.2%	263	5.22	Kroger	—	—

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 41

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

149	Festival Center	Bradley	IL	Kankakee, IL	2006	63,796	100.0%	437	6.85	—	Big Lots, Dollar General	—
150	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	198,190	88.7%	2,035	11.57	Shop & Save Market	Hobby Lobby, Octapharma, Walgreens	—
151	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	92.2%	4,167	15.03	—	Marshalls, The Home Depot, Ross Dress for Less, XSport Fitness	—
152	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	548,531	78.3%	5,522	15.39	—	AMC Theatres, Best Buy, Five Below, Party City, PetSmart, Planet Fitness, Ross Dress for Less, T.J.Maxx	—
153	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	1987	273,060	86.2%	2,345	9.96	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
154	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	131,794	33.6%	943	21.32	—	Walgreens	—
155	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	88.3%	539	6.95	Cub Foods (Supervalu)	—	—
156	Westview Center	Hanover Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1989	321,382	91.1%	2,812	9.94	Tony's Finer Foods	Amber's Furniture, Big Lots, LA Fitness, Sears Outlet	Value City
157	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	80.7%	2,142	15.47	—	Best Buy, PetSmart, Stein Mart	—
158	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	106,683	97.2%	1,632	15.75	Sunset Foods	—	—
159	High Point Centre (2)	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	2018	245,497	68.0%	1,693	11.29	—	David's Bridal, Jo-Ann Fabric & Craft Stores, LA Fitness, Office Depot	—
160	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,281	93.8%	1,718	16.33	Jewel-Osco	Planet Fitness	—
161	Westridge Court	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	680,553	79.8%	6,885	12.68	—	Art Van Furniture, Big Lots, buybuy BABY, Marshalls, Old Navy, Party City, Star Cinema Grill, Ulta	—
162	Sterling Bazaar	Peoria	IL	Peoria, IL	1992	87,359	90.1%	747	9.71	Kroger	—	—
163	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,913	96.3%	1,992	17.61	—	LA Fitness, Regal Cinemas	—
164	Twin Oaks Shopping Center	Silvis	IL	Davenport-Moline-Rock Island, IA-IL	1991	114,342	97.6%	750	6.72	Hy-Vee	Eye Surgeons Associates	—
165	Sangamon Center North	Springfield	IL	Springfield, IL	1996	139,757	94.9%	1,337	10.08	Schnucks	U.S. Post Office	—
166	Tinley Park Plaza	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1973	248,077	67.4%	1,932	12.17	Walt's Fine Foods	Planet Fitness, Tile Shop	—
167	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	123,169	88.7%	999	9.14	—	Dollar Tree, Godby Home Furnishings, Ollie's Bargain Outlet	—
168	Columbus Center	Columbus	IN	Columbus, IN	1964	142,989	96.2%	1,566	11.38	—	Big Lots, Five Below, OfficeMax, Pet Supplies Plus, T.J.Maxx, Ulta	Target
169	Elkhart Plaza West	Elkhart	IN	Elkhart-Goshen, IN	1997	81,651	87.3%	540	35.13	Martin's Super Market	CVS	—
170	Apple Glen Crossing	Fort Wayne	IN	Fort Wayne, IN	2002	150,163	91.2%	1,892	17.64	Walmart Supercenter*	Best Buy, Dick's Sporting Goods, PetSmart	Kohl's
171	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	248,915	95.2%	1,910	14.99	Walmart Supercenter*	Jo-Ann Fabrics & Craft Stores	—
172	Marwood Plaza	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1992	107,080	84.1%	783	8.69	Kroger	—	—
173	Westlane Shopping Center	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1968	71,602	100.0%	666	9.30	Save-A-Lot	Citi Trends	—
174	Valley View Plaza	Marion	IN	Marion, IN	1997	29,974	90.0%	376	13.94	Walmart Supercenter*	Aaron's	—
175	Bittersweet Plaza	Mishawaka	IN	South Bend-Mishawaka, IN-MI	2000	92,295	91.3%	749	8.94	Martin's Super Market	—	—
176	Lincoln Plaza	New Haven	IN	Fort Wayne, IN	1968	103,788	71.5%	568	7.66	Kroger	Go Workout	—
177	Speedway Super Center (2)	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2018	592,830	89.6%	5,130	9.71	Kroger	Burlington Stores, Kohl's, Oak Street Health Center, Petco, Ross Dress for Less, Sears Outlet, T.J.Maxx	—
178	Sagamore Park Centre (2)	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	134,139	98.6%	1,262	9.69	Pay Less (Kroger)	—	—
179	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	158,578	87.6%	1,362	9.81	Hy-Vee	—	—
180	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	215,261	94.1%	1,833	14.61	Dillons (Kroger)	Bellus Academy, Jo-Ann Fabric & Craft Stores, Marshalls	—
181	North Dixie Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	100.0%	1,057	8.10	—	At Home, Staples	—
182	Florence Plaza - Florence Square	Florence	KY	Cincinnati, OH-KY-IN	2014	686,526	90.3%	6,909	14.34	Kroger	Barnes & Noble, Burlington Stores, David's Bridal, Five Below, Harbor Freight Tools, Hobby Lobby, Old Navy, Ollie's Bargain Outlet, Staples, T.J.Maxx	—
183	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,374	95.2%	1,824	9.68	—	King Pin Lanes, Louisville Athletic Club	—
184	Mist Lake Plaza	Lexington	KY	Lexington-Fayette, KY	1993	217,292	98.1%	1,525	7.16	—	Gabriel Brothers, Walmart	—
185	London Marketplace	London	KY	London, KY	1994	169,032	99.1%	1,120	6.69	Kroger	Goody's	—
186	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,947	100.0%	1,982	11.33	Kroger	Petco	—
187	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	165,467	92.6%	1,519	10.47	Kroger	Annie's Attic	—
188	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	96.5%	1,860	12.13	Kroger Marketplace	—	—
189	Towne Square North	Owensboro	KY	Owensboro, KY	1988	163,161	100.0%	1,338	8.20	—	Books-A-Million, Office Depot	—
190	Karam Shopping Center	Lafayette	LA	Lafayette, LA	1970	100,120	88.4%	314	3.55	Super 1 Foods	dd's Discounts (Ross)	—
191	Iberia Plaza	New Iberia	LA	Lafayette, LA	1992	131,630	96.6%	843	6.63	Super 1 Foods	—	—
192	Lagniappe Village	New Iberia	LA	Lafayette, LA	2010	208,354	92.2%	1,775	9.48	—	Big Lots, Citi Trends, Stage, T.J.Maxx	—
193	The Pines Shopping Center	Pineville	LA	Alexandria, LA	1991	179,039	49.5%	597	7.23	Super 1 Foods	—	—
194	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	130,635	98.9%	977	7.57	PriceRite (Wakefern)	Citi Trends, L&M Bargain, Ocean State Job Lot	—
195	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	74,800	98.3%	2,076	28.22	—	Golf Galaxy, Pyara Aveda Spa & Salon, Staples	Duluth Trading Co.
196	Chicopee Marketplace	Chicopee	MA	Springfield, MA	2005	151,003	100.0%	2,841	19.49	Walmart Supercenter*	Marshalls, Party City, Staples	—
197	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	96.2%	1,589	12.24	Super Stop & Shop (Ahold)	Jo-Ann Fabric & Craft Stores, Ocean State Job Lot	—

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 42

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

198	WaterTower Plaza	Leominster	MA	Worcester, MA-CT	2000	284,857	98.4%	3,201	11.64	Shaw's (Albertsons)	Barnes & Noble, Michaels, Party City, Petco, Staples, T.J.Maxx	—
199	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	60.8%	236	15.21	Hannaford Bros. (Delhaize)*	—	Walmart
200	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,046	100.0%	1,273	16.31	Shaw's (Albertsons)	Rainbow	—
201	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,734	99.4%	2,333	12.85	Star Market (Albertsons)	Marshalls, Ocean State Job Lot	—
202	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	436,854	98.6%	3,933	21.06	Market 32	Barnes & Noble, Michaels, Staples, The Home Depot, Ulta, Walmart	—
203	Westgate Plaza	Westfield	MA	Springfield, MA	1996	103,903	96.0%	1,185	12.25	—	Ocean State Job Lot, Staples, T.J.Maxx	—
204	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1967	207,538	79.1%	2,091	22.36	Super Stop & Shop (Ahold)	Citi Trends, Fallas Paredes	—
205	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,812	19.62	—	Best Buy, Old Navy, Petco, Ross Dress for Less	—
206	Campus Village Shoppes	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,529	100.0%	814	31.89	—	—	—
207	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1997	292,849	98.5%	3,096	10.73	Giant Food (Ahold)	Jo-Ann Fabric & Craft Stores, Kmart, Peebles	—
208	Liberty Plaza	Randallstown	MD	Baltimore-Columbia-Towson, MD	1962	57,954	94.0%	899	16.50	Walmart Supercenter*	Marshalls	—
209	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,513	90.7%	1,897	20.52	—	Big Lots, Dollar Tree, Jo-Ann Fabric & Craft Stores, Lowe's	—
210	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	84.5%	5,949	17.74	Kroger	Bed Bath & Beyond, DSW, Marshalls, Michaels, Nordstrom Rack, Ulta	—
211	Maple Village (2)	Ann Arbor	MI	Ann Arbor, MI	2018	300,159	87.8%	4,151	15.76	Plum Market	Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Stein Mart, Ulta	—
212	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	100.0%	1,010	11.83	Busch’s Fresh Food Market	Ace Hardware	—
213	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	79,068	100.0%	813	10.28	—	Dollar Tree, Ollie's Bargain Outlet, True Value	—
214	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	162,059	89.9%	1,859	12.86	VG's Food (SpartanNash)	Dunham's Sports, Glik's	—
215	Cascade East	Grand Rapids	MI	Grand Rapids-Wyoming, MI	1983	99,529	78.4%	606	7.76	D&W Fresh Market (SpartanNash)	—	—
216	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	186,246	84.6%	1,427	9.05	—	Bed Bath & Beyond, DXL Destination XL, Hobby Lobby, Planet Fitness	—
217	Lakes Crossing	Muskegon	MI	Muskegon, MI	2008	110,997	90.6%	1,475	15.94	—	Jo-Ann Fabric & Craft Stores, Party City, Shoe Carnival, Ulta	Kohl's
218	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	280,941	95.3%	2,374	10.15	Prince Valley Market	Ace Hardware, Burlington Stores, Citi Trends, CW Price, Dollar Tree	—
219	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	469,251	98.1%	6,589	18.65	—	Best Buy, DSW, Emagine Theatre, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
220	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	184,735	99.4%	1,850	10.07	—	Bed Bath & Beyond, Best Buy, Dunham's Sports, Guitar Center, Harbor Freight Tools	—
221	Green Acres	Saginaw	MI	Saginaw, MI	2018	244,453	95.0%	1,631	14.66	Kroger	Planet Fitness, Rite Aid	—
222	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,724	100.0%	1,214	11.93	—	Party City, Planet Fitness	Burlington Stores
223	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,709	100.0%	976	9.60	Dream Market	O'Reilly Auto Parts, Planet Fitness, Redline Athletics	—
224	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	53.0%	563	6.86	—	Bed Bath & Beyond, Dunham's Mega Sports	—
225	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	162,874	71.4%	1,177	10.13	—	Bed Bath & Beyond, Crunch Fitness, Party City, Petco	Burlington Stores, Target
226	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	123,706	96.0%	858	7.23	Save-A-Lot	Dollar Tree, Dunham's Sports, Planet Fitness	—
227	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,937	98.7%	2,154	17.47	SuperTarget*	Best Buy, Dollar Tree, Walgreens	—
228	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	182,969	97.7%	2,183	12.22	—	Best Buy, David's Bridal, Dunham's Sports, Jo-Ann Fabric & Craft Stores, T.J.Maxx	—
229	Elk Park Center	Elk River	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	205,009	86.9%	1,937	10.87	Cub Foods (Jerry's Foods)	OfficeMax	—
230	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	88,018	97.4%	1,482	17.28	Cub Foods (Supervalu)*	—	—
231	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	87.9%	2,171	11.57	—	Marshalls, Michaels	—
232	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2000	69,537	57.2%	653	16.41	Cub Foods (Jerry's Foods)*	Dollar Tree	—
233	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	114,518	98.2%	1,822	16.20	Fresh Thyme Farmers Market	Marshalls	—
234	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	291,048	91.7%	2,489	12.37	Cub Foods (Supervalu)	Planet Fitness, T.J.Maxx, Valu Thrift Store	—
235	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,095	93.5%	733	10.73	Festival Foods	Dollar Tree	—
236	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,446	96.8%	1,692	13.03	ALDI	Michaels, Party City, Petco, Tuesday Morning	—
237	Hub Shopping Center	Independence	MO	Kansas City, MO-KS	1995	160,423	89.5%	793	5.91	Price Chopper	—	—
238	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	95.7%	1,335	8.62	Price Chopper	Ace Hardware	—
239	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	85.1%	937	8.82	Price Chopper	—	—
240	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	91.5%	454	6.93	Shcnuck's	—	—
241	Clinton Crossing	Clinton	MS	Jackson, MS	1990	112,148	96.6%	1,120	10.65	Kroger	—	—
242	County Line Plaza	Jackson	MS	Jackson, MS	1997	221,127	84.5%	1,978	11.18	—	Burke's Outlet, Burlington Stores, Conn's, Kirkland's, Tuesday Morning	—
243	Devonshire Place	Cary	NC	Raleigh, NC	1996	106,680	82.9%	1,334	15.48	—	Burlington Stores, Dollar Tree, REI	—
244	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	282,659	88.8%	3,449	13.74	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, Staples	—
245	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	100.0%	2,027	8.34	Patel Brothers	Big Lots, Fallas Paredes, Gabriel Brothers, The Home Depot, Value City Furniture	—

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 43

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

246	Macon Plaza	Franklin	NC	—	2001	92,787	94.1%	480	10.64	BI-LO (Southeastern Grocers)	Peebles	—
247	Garner Towne Square	Garner	NC	Raleigh, NC	1997	184,347	97.8%	2,201	12.20	Kroger	Burn Boot Camp, Citi Trends, OfficeMax, PetSmart	Target, The Home Depot
248	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,705	84.7%	3,169	13.27	Walmart Supercenter*	Best Buy, Burke's Outlet, Dollar Tree, Michaels, Ross Dress for Less	—
249	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	406,768	100.0%	5,171	14.86	—	Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Old Navy, PetSmart, Rainbow	Ross Dress for Less, Target
250	University Commons	Greenville	NC	Greenville, NC	1996	233,153	96.2%	3,046	13.58	Harris Teeter (Kroger)	A.C. Moore, Barnes & Noble, Petco, T.J.Maxx	Target
251	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2014	191,431	100.0%	1,802	9.41	—	Academy Sports + Outdoors, Dollar Tree, Fallas Paredes, Harbor Freight Tools, Ollie's Bargain Outlet	—
252	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	100.0%	1,061	4.23	Walmart Supercenter	Dollar Tree	—
253	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	93,553	39.0%	298	8.18	—	Harbor Freight Tools	—
254	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	93.8%	1,390	15.24	—	Person County Health & Human Services	—
255	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	98.7%	3,933	11.40	Food Lion (Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	—
256	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	340,189	99.1%	2,171	6.44	Walmart Supercenter	Big Lots, Burkes Outlet, Tractor Supply	—
257	Anson Station	Wadesboro	NC	—	1988	132,353	64.2%	553	6.51	—	Peebles, Tractor Supply Co.	—
258	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	94.0%	1,850	14.09	—	OfficeMax, PetSmart, Sportsmans Warehouse	Target
259	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	99.4%	3,534	15.11	Lowes Foods	A.C. Moore, HomeGoods, T.J.Maxx	—
260	Whitaker Square	Winston Salem	NC	Winston-Salem, NC	1996	82,760	98.3%	1,206	14.82	Harris Teeter (Kroger)	—	—
261	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	284,093	92.1%	3,015	12.41	Super Compare Foods	Big Lots, Citi Trends, Modern Home, Office Depot	—
262	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	94.8%	978	14.27	—	Golf Galaxy, Mattress Firm, OfficeMax	—
263	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	216,806	93.2%	1,931	23.26	—	Bed Bath & Beyond, Boston Interiors, Walmart	—
264	Capitol Shopping Center	Concord	NH	Concord, NH	2001	182,887	100.0%	2,054	11.50	Market Basket (DeMoulas Supermarkets)	Burlington Stores, Jo-Ann Fabric & Craft Stores, Marshalls	—
265	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	100.0%	2,363	19.63	—	JC Penney, New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
266	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	91,690	74.7%	390	5.96	—	Jo-Ann Fabric & Craft Stores, NH1 MotorPlex	Cardi's Furniture, Ocean State Job Lot
267	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	150,004	98.0%	1,424	9.69	Market Basket (DeMoulas Supermarkets)	T.J.Maxx	—
268	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2003	246,235	66.3%	1,170	7.78	—	At Home, Planet Fitness	—
269	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,311	96.8%	4,559	22.87	ShopRite	Burlington Stores, Planet Fitness, Ross Dress For Less	—
270	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,422	26.93	Acme (Albertsons)	—	—
271	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1966	250,408	96.4%	2,195	9.10	—	Kmart, LA Fitness, Staples	—
272	Hamilton Plaza	Hamilton	NJ	Trenton, NJ	1972	148,919	98.0%	1,211	8.30	—	Hibachi Grill & Supreme Buffet, Kmart, Planet Fitness	—
273	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	93.1%	1,596	13.47	Super Stop & Shop (Ahold)	—	—
274	Lakewood Plaza	Lakewood	NJ	New York-Newark-Jersey City, NY-NJ-PA	1966	203,210	100.0%	3,472	17.52	Gourmet Glatt Market	Dollar Tree	—
275	Marlton Crossing (2)	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2018	332,671	99.5%	5,828	17.60	Sprouts Farmers Market	Burlington Stores, DSW, HomeGoods, Michaels, T.J. Maxx	—
276	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	197,066	91.0%	3,687	20.86	ShopRite	Petco, Rite Aid	—
277	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	88.5%	1,136	30.95	ShopRite	—	—
278	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	1995	246,120	96.3%	3,813	16.08	Bhavani Food Market	Marshalls, Modell's Sporting Goods, Pep Boys, Petco, Robert Wood Johnson Fitness	—
279	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	100.0%	3,067	19.22	—	Blink Fitness (Equinox), Cinepolis, HomeGoods, Marshalls	—
280	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	140,200	97.9%	1,559	11.36	ShopRite*	Peebles, PetSmart, Planet Fitness	—
281	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	99.1%	3,365	18.95	ShopRite	Pier 1 Imports, Staples	—
282	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	36,209	100.0%	654	18.06	ShopRite	—	—
283	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	98,410	80.1%	1,336	16.94	Acme (Albertsons)*	Dollar Tree, Jersey Strong	—
284	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,323	91.8%	3,284	16.53	Walmart Supercenter*	Marshalls, Rainbow, Ross Dress for Less, Staples, ULTA	—
285	Dover Park Plaza	Yardville	NJ	Trenton, NJ	2005	56,638	85.7%	769	15.84	—	CVS, Dollar Tree	—
286	St Francis Plaza	Santa Fe	NM	Santa Fe, NM	1993	35,800	100.0%	513	14.33	Natural Grocers	Walgreens	—
287	Smith's	Socorro	NM	—	1976	48,000	100.0%	506	10.54	—	—	—
288	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	98.5%	2,665	30.18	—	Minado, Stew Leonard's Wines, T.J.Maxx	—
289	Erie Canal Centre	Dewitt	NY	Syracuse, NY	2018	116,488	100.0%	1,448	12.43	—	Burlington Stores, Dick's Sporting Goods, Michaels	—
290	Unity Plaza	East Fishkill	NY	New York-Newark-Jersey City, NY-NJ-PA	2005	67,462	100.0%	1,429	21.18	Acme (Albertsons)	True Value	—
291	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,480	71.9%	1,540	25.36	BJ's Wholesale*	24 Hour Fitness	Kohl's, Walmart
292	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	93.2%	1,885	26.11	Wild by Nature Market*, Stop & Shop*	Ace Hardware	Rite Aid
293	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	1990	193,622	97.2%	2,952	15.69	—	Burlington Stores, Dollar Tree, K&G Fashion Superstore	—
294	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	194,441	100.0%	6,735	35.94	H-Mart	Christmas Tree Shops, Rite Aid, T.J.Maxx	—
295	Cayuga Mall	Ithaca	NY	Ithaca, NY	1969	204,830	85.0%	1,716	9.86	—	Big Lots, Jo-Ann Fabric & Craft Stores, Party City, Rite Aid, True Value	—

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 44

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

296	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	72,208	100.0%	1,499	20.76	Key Food Marketplace	T.J.Maxx	—
297	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	582	34.24	Trader Joe's	—	—
298	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,118	84.0%	1,278	24.89	KolSave Market*	Advance Auto Parts, Planet Fitness	—
299	Mamaroneck Centre (2)	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	2018	24,922	100.0%	863	34.63	North Shore Farms	CVS	—
300	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	90.9%	2,782	13.71	Super Stop & Shop (Ahold)	Planet Fitness, Savers	—
301	Wallkill Plaza	Middletown	NY	New York-Newark-Jersey City, NY-NJ-PA	1986	209,910	95.2%	2,072	10.70	—	Ashley Furniture, Big Lots, Citi Trends, David's Bridal, Hobby Lobby	—
302	Monroe Plaza	Monroe	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	122,007	100.0%	1,953	16.01	ShopRite	Retro Fitness, Rite Aid, U.S. Post Office	—
303	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	251,537	98.7%	6,565	26.44	A Matter of Health	Barnes & Noble, Charlotte Russe, Marshalls, Modell's Sporting Goods, Petco	—
304	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	38,395	90.8%	1,339	38.42	—	Harmon Discount	—
305	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	1961	122,996	95.9%	2,623	22.23	—	Dollar Tree, HomeGoods	—
306	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	1,837	18.53	Best Market	CVS, T.J.Maxx	—
307	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	94.3%	1,107	26.59	—	HomeGoods, Rite Aid	—
308	Mohawk Acres Plaza	Rome	NY	Utica-Rome, NY	2005	156,680	81.6%	1,261	21.81	Price Chopper	Family Dollar	—
309	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2013	180,182	96.6%	3,102	18.29	ShopRite	A.C. Moore, Blink Fitness (Equinox), Bob's Stores	Firestone
310	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	97.3%	1,813	11.59	—	Olum's Furniture & Appliances, Rite Aid, Staples	—
311	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	204,954	100.0%	2,221	10.84	PriceRite (Wakefern)	Bed Bath & Beyond, Kohl's, PetSmart	Target
312	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,494	16.18	—	HomeGoods, Michaels, Old Navy	—
313	Town Square Mall	Vestal	NY	Binghamton, NY	1991	293,181	97.3%	4,839	16.96	Sam's Club*, Walmart Supercenter*	A.C. Moore, AMC Cinemas, Barnes & Noble, Dick's Sporting Goods, Dollar Tree, DSW, T.J.Maxx, Ulta	—
314	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	94.1%	707	10.92	Hannaford Bros. (Delhaize)	Red Robin Gourmet Burger	Lowe's
315	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	95.7%	2,445	28.87	H-Mart	—	—
316	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	138,407	96.3%	1,885	14.14	Giant Eagle	—	The Home Depot
317	30th Street Plaza	Canton	OH	Canton-Massillon, OH	1999	145,935	94.4%	1,480	10.74	Giant Eagle, Marc's	—	—
318	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	222,174	94.2%	2,389	18.05	Kroger	Petco, Planet Fitness, Rainbow	—
319	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	164,750	97.4%	1,459	9.09	Kroger	Pet Supplies Plus	—
320	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	252,233	99.0%	3,555	14.24	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Pet Supplies Plus, Stein Mart, T.J.Maxx	—
321	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	1954	314,754	100.0%	3,959	12.93	—	Bed Bath & Beyond, Michaels, Staples, T.J.Maxx	Target
322	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,116	93.8%	968	30.87	Kroger	—	—
323	Crown Point	Columbus	OH	Columbus, OH	1980	144,931	91.0%	1,298	9.84	Kroger	Dollar Tree, Planet Fitness	—
324	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,573	84.9%	1,183	11.41	Kroger	—	—
325	Brandt Pike Place	Dayton	OH	Dayton, OH	2008	17,900	88.8%	164	10.31	Kroger*	—	—
326	South Towne Centre	Dayton	OH	Dayton, OH	1972	333,998	100.0%	4,530	14.16	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, Jo-Ann Fabric & Craft Stores, Party City, Petsmart, Value City Furniture	—
327	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	1951	695,261	96.4%	6,865	10.24	BJ's Wholesale Club, Giant Eagle, Marc's	Aspire Fitness, Burlington Stores, Cleveland Furniture Bank, Jo-Ann Fabric & Craft Stores, Marshalls, Party City	—
328	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	100.0%	1,166	16.66	—	Ollie's Bargain Outlet, Sears Outlet	—
329	Surrey Square	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,167	96.7%	2,170	25.51	Kroger	Marshalls	—
330	Market Place	Piqua	OH	Dayton, OH	1972	182,487	89.6%	678	7.58	Kroger	Roses	—
331	Brice Park	Reynoldsburg	OH	Columbus, OH	1989	158,565	88.1%	1,244	9.70	—	Ashley Furniture, Citi Trends, Dollar Tree, Michaels	—
332	Streetsboro Crossing	Streetsboro	OH	Akron, OH	2002	89,436	100.0%	694	7.76	Giant Eagle	—	Lowe's, Target
333	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	315,515	80.8%	1,777	11.93	Kroger	Aspire Fitness, Big Lots, Harbor Freight Tools	—
334	Wadsworth Crossings	Wadsworth	OH	Cleveland-Elyria, OH	2005	118,145	71.8%	1,528	18.69	—	OfficeMax, Petco, Planet Fitness	Kohl's, Lowe's, Target
335	Northgate Plaza	Westerville	OH	Columbus, OH	2008	15,219	100.0%	269	17.68	Kroger*	—	The Home Depot
336	Marketplace	Tulsa	OK	Tulsa, OK	1992	186,851	100.0%	1,900	10.17	—	Basset Home Furnishings, Conn's, David's Bridal, Boot Barn, PetSmart	Best Buy
337	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	99.4%	2,670	19.13	Giant Food (Ahold)	CVS, Dollar Tree	—
338	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	277,580	88.9%	2,173	8.89	Weis Markets	A.C. Moore, Dunham's Sports, Harbor Freight, Shoe Carnival	—
339	Bensalem Square	Bensalem	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1986	70,378	100.0%	773	10.98	Redner's Warehouse Market	—	Premiere Storage
340	Bethel Park Shopping Center	Bethel Park	PA	Pittsburgh, PA	1965	199,079	100.0%	1,953	10.88	Giant Eagle	Walmart	—
341	Bethlehem Square	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1994	389,450	96.9%	3,662	14.85	Giant Food (Ahold)	T.J.Maxx, The Home Depot, Walmart	—
342	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	92.1%	3,436	12.74	Giant Food (Ahold)	Aetna, Big Lots, Citi Trends, Dollar Tree, Mega Marshalls, PetSmart, Rite Aid, Staples, Wines & Spirits	—
343	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	282,654	93.8%	2,449	9.24	—	Ollie's Bargain Outlet	—
344	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	73.6%	417	12.30	—	—	—

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 45

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

345	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	91.4%	2,379	18.12	Giant Food (Ahold)	Tuesday Morning, Wine & Spirits Shoppe	—
346	Collegeville Shopping Center (2)	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2018	110,696	73.8%	1,181	14.46	Kimberton Whole Foods	Pep Boys, Rascal Fitness	—
347	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	67,476	100.0%	1,608	23.83	Giant Food (Ahold)	Wine & Spirits Shoppe	—
348	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086	100.0%	1,088	10.35	—	Chuck E. Cheese's, Mealey's Furniture	—
349	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre--Hazleton, PA	1997	312,699	94.9%	3,334	18.19	—	Burlington Stores, Dollar Tree, Gabe's, Party City, PetSmart, T.J.Maxx, The Home Depot	—
350	Dillsburg Shopping Center	Dillsburg	PA	York-Hanover, PA	1994	153,088	95.1%	1,914	13.40	Giant Food (Ahold)	Dollar Tree, Rite Aid, Tractor Supply Co.	—
351	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	98.2%	3,374	14.45	—	Kohl's, Marshalls, Regal Cinemas	—
352	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	100.0%	1,293	17.19	—	Dollar Tree, Ross Dress for Less, Tuesday Morning, US Post Office	—
353	Mount Carmel Plaza	Glenside	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1975	14,504	84.5%	169	13.79	—	SGS Paper	—
354	Kline Plaza	Harrisburg	PA	Harrisburg-Carlisle, PA	1952	214,628	85.6%	1,806	9.84	Giant Food (Ahold)	Citi Trends	—
355	New Garden Center	Kennett Square	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1979	144,920	94.9%	1,034	7.68	—	Big Lots, Ollie's Bargain Outlet	—
356	Stone Mill Plaza	Lancaster	PA	Lancaster, PA	2008	106,736	100.0%	1,343	12.58	Giant Food (Ahold)	—	—
357	Woodbourne Square	Langhorne	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1984	29,821	81.6%	525	21.59	—	—	—
358	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	90.7%	958	19.42	Weis Markets*	—	—
359	New Holland Shopping Center	New Holland	PA	Lancaster, PA	1995	65,878	96.2%	560	8.84	Grocery Outlet	Family Dollar	—
360	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	175,515	87.8%	4,299	27.90	McCaffrey's	Pier 1 Imports	—
361	Cherry Square	Northampton	PA	Allentown-Bethlehem-Easton, PA-NJ	1989	75,005	94.7%	700	9.85	Redner's Warehouse Market	—	—
362	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,353	100.0%	2,670	25.11	—	Dollar Tree, Target, Wine & Spirits	—
363	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1964	561,863	97.2%	8,048	34.52	—	Macy's, Modell's Sporting Goods, Rainbow, Ross Dress For Less	—
364	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	94.2%	1,284	7.71	Redner's Warehouse Market	French Creek Outfitters, Staples	—
365	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,758	97.1%	1,518	10.50	ALDI	Dollar Tree, Planet Fitness, Rite Aid, VF Outlet	—
366	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	417	10.00	Fresh Grocer (Wakefern)*	EZ Bargains, Rent-A-Center, Super Dollar City	—
367	Warminster Town Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,641	16.66	ShopRite	A.C. Moore, Modell's Sporting Goods, Old Navy, Party City, PetSmart, Ross Dress for Less	Kohl's
368	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	97.6%	708	11.44	Musser's Markets	Dollar Tree	Kmart
369	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	94.8%	3,541	11.85	Redner's Warehouse Market	Dollar Tree, Gabriel Brothers, Mealey's Furniture, National Tire & Battery, PetSmart, Ross Dress for Less, Staples	—
370	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre--Hazleton, PA	2004	307,610	97.3%	2,246	29.25	Walmart Supercenter	Chuck E Cheese, Cracker Barrel, Party City, Shoe Carnival	—
371	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Beaufort, SC	2006	165,039	97.0%	2,406	15.04	Kroger	Stein Mart	—
372	Milestone Plaza	Greenville	SC	Greenville-Anderson-Mauldin, SC	1995	89,721	100.0%	1,574	17.54	BI-LO (Southeastern Grocers)	—	—
373	Circle Center	Hilton Head	SC	Hilton Head Island-Bluffton-Beaufort, SC	2000	65,313	96.9%	872	13.77	BI-LO (Southeastern Grocers)	—	—
374	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	171,224	100.0%	1,564	9.13	Food Lion (Delhaize)	Dollar Tree, Gold's Gym, Tuesday Morning	—
375	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	1987	325,347	84.5%	2,466	9.09	—	Gold's Gym, Intercontinental Hotels Group, New Spring Church, Sears Outlet	—
376	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Mauldin, SC	2003	131,002	98.9%	2,024	15.63	—	Ross Dress for Less, T.J.Maxx	Target
377	Hillcrest Market Place	Spartanburg	SC	Spartanburg, SC	1965	360,277	91.7%	3,832	12.18	Publix	Marshalls, NCG Cinemas, Office Depot, Petco, Ross Dress for Less, Stein Mart	—
378	East Ridge Crossing	Chattanooga	TN	Chattanooga, TN-GA	1999	58,950	86.1%	552	10.88	Food Lion (Delhaize)	—	—
379	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,027	100.0%	2,812	10.71	ALDI	At Home, Big Lots, Franklin Athletic Club, Trees n Trends	—
380	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	99.2%	3,686	11.21	—	Family Leisure, Goldfish Swim School, Grace Church Nashville, Hard Knocks, Hobby Lobby, Planet Fitness, Skyzone	—
381	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	228,043	91.0%	1,437	12.12	—	Belk, Burkes Outlet, Five Below, Hobby Lobby	—
382	Kimball Crossing	Kimball	TN	Chattanooga, TN-GA	2007	280,476	98.9%	1,923	7.63	Walmart Supercenter	Goody's	Lowe's
383	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	122,536	65.5%	718	9.32	—	Badcock Home Furniture, Sears Outlet	—
384	Farrar Place	Manchester	TN	Tullahoma-Manchester, TN	1989	43,220	100.0%	388	8.98	Food Lion (Delhaize)	—	—
385	The Commons at Wolfcreek	Memphis	TN	Memphis, TN-MS-AR	2014	659,193	89.8%	8,613	14.96	—	Academy Sports + Outdoors, Best Buy, Big Lots, Dave & Busters, David's Bridal, DSW, Office Depot, Painted Tree Marketplace, PetSmart, T.J.Maxx, Value City Furniture	Target, The Home Depot
386	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	90.3%	1,251	12.13	Kroger	Aaron's	—
387	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	100.0%	1,092	12.58	Kroger	—	Walgreens
388	Commerce Central	Tullahoma	TN	Tullahoma-Manchester, TN	1995	182,401	98.3%	1,267	7.07	Walmart Supercenter	Dollar Tree	—
389	Merchant's Central	Winchester	TN	Tullahoma-Manchester, TN	1997	208,123	95.2%	1,196	6.04	Walmart Supercenter	Goody's	—
390	Palm Plaza	Aransas	TX	Corpus Christi, TX	2002	50,475	92.3%	325	8.37	—	Bealls (Stage Stores), Family Dollar	—
391	Bardin Place Center	Arlington	TX	Dallas-Fort Worth-Arlington, TX	1993	420,550	100.0%	4,122	9.80	WinCo Foods	Hemispheres, Hobby Lobby, Ross Dress for Less	—
392	Parmer Crossing	Austin	TX	Austin-Round Rock, TX	1989	163,712	91.7%	1,725	11.50	—	Big Lots, Dollar Tree, Harbor Freight Tools, Mega Furniture	Fry's Electronics

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 46

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

393	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	91.2%	976	11.16	—	24 Hour Fitness	—
394	Cedar Bellaire	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	1994	50,967	100.0%	850	16.68	H-E-B	—	—
395	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	100.0%	688	9.60	El Ahorro Supermarket	Dollar Tree, Family Dollar	—
396	Bryan Square	Bryan	TX	College Station-Bryan, TX	2008	59,029	100.0%	401	7.91	—	99 Cents Only, Citi Trends, Dollar Floor Store, Firestone	—
397	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	91.2%	1,034	8.29	—	Tops Printing	—
398	Plantation Plaza	Clute	TX	Houston-The Woodlands-Sugar Land, TX	1997	99,141	46.3%	483	10.99	—	Dollar Tree, Walgreens	—
399	Central Station	College Station	TX	College Station-Bryan, TX	1976	176,847	86.7%	2,683	17.97	—	Dollar Tree, Party City, Spec's Liquors	Kohl's
400	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	99.0%	1,369	26.61	Kroger	CVS	—
401	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	1993	84,075	82.7%	738	10.61	—	Bay Area Dialysis, Bealls (Stage Stores), Tuesday Morning	—
402	Five Points	Corpus Christi	TX	Corpus Christi, TX	1985	277,046	95.5%	3,417	13.12	—	Bealls (Stage Stores), Burkes Outlet, Harbor Freight Tools, Hobby Lobby, Party City, Ross Dress for Less	—
403	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	100.0%	581	8.77	—	Family Dollar	—
404	Jeff Davis	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	48.0%	501	15.14	—	Family Dollar	—
405	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	452	9.94	—	Big Lots, O'Reilly Auto Parts	—
406	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	100.0%	1,144	11.01	El Rio Grande Latin Market	Family Dollar	—
407	Wynnewood Village (2)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2018	530,064	95.1%	5,469	12.90	El Rancho, Kroger	Fallas Paredes, Gen X Clothing, Ross Dress for Less	—
408	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	118,221	94.8%	989	8.82	Food Town	Burkes Outlet, Walgreens	—
409	Kenworthy Crossing	El Paso	TX	El Paso, TX	2003	74,393	91.0%	719	10.63	Albertsons	—	—
410	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	789,559	95.9%	15,686	20.85	SuperTarget*	Best Buy, Big Lots, Boot Barn, DSW, Old Navy, Marshalls, Nordstrom Rack, Ross Dress for Less, Saks OFF Fifth, Stein Mart, T.J.Maxx	—
411	Forest Hills Village	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1968	69,651	100.0%	396	5.69	Foodland Markets	Family Dollar, Hi Style Fashion	—
412	Ridglea Plaza	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	97.1%	1,926	11.63	Tom Thumb (Albertsons)	Goody Goody Wine & Spirits, Stein Mart	—
413	Trinity Commons	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	96.6%	3,751	19.66	Tom Thumb (Albertsons)	DSW	—
414	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,241	100.0%	1,102	12.35	Truong Nguyen Grocer	—	—
415	North Hills Village	Haltom City	TX	Dallas-Fort Worth-Arlington, TX	1998	43,299	84.7%	269	7.33	—	Dollar Tree	—
416	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	99,341	64.7%	721	11.21	—	Painted Tree Marketplace	—
417	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	97.1%	758	10.90	Kroger	—	—
418	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	981	28.98	Kroger	—	—
419	Braes Heights (2)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2018	92,528	91.9%	2,163	25.43	—	CVS, Imagination Toys, I W Marks Jewelers	—
420	Braes Link	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	38,997	100.0%	701	17.98	—	Walgreens	—
421	Braes Oaks Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1992	42,567	93.8%	440	11.02	—	—	—
422	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,382	97.0%	587	6.62	Food Town	—	—
423	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,717	100.0%	782	10.88	El Ahorro Supermarket	Fallas Paredes, Melrose Fashions	—
424	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1964	105,501	92.9%	1,432	15.61	ALDI	24 Hour Fitness, Mr. Gatti's Pizza, Spec's Liquors	—
425	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	208,147	97.6%	1,827	8.99	—	Big Lots, Stein Mart	—
426	Jester Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1988	62,665	89.7%	734	13.05	—	24 Hour Fitness	—
427	Jones Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2000	111,206	67.5%	777	10.35	—	Fitness Connection	—
428	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,003	100.0%	1,299	7.79	—	Big Lots, Hobby Lobby	—
429	Maplewood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	93,711	88.1%	680	8.23	Foodarama	Burke's Outlet	—
430	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	243,798	99.4%	3,482	14.37	Kroger	Big Lots, Petco, Ross Dress for Less, Tuesday Morning	—
431	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	40,244	100.0%	321	7.98	—	Affordable Furniture, Firestone, Lumber Liquidators, TitleMax	—
432	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	223,954	92.6%	2,870	14.06	Sellers Bros.	Conn's, Office Depot	—
433	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1960	190,559	96.5%	2,291	12.63	El Rancho	99 Cents Only, dd's Discounts (Ross)	—
434	Northwood Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	136,747	100.0%	1,635	12.15	Food City	—	—
435	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	184,704	97.3%	1,807	10.50	—	24 Hour Fitness, Floor & Décor	—
436	Pinemont Shopping Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	68,378	100.0%	911	13.64	—	Family Dollar, Houston Community College	—
437	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	144,929	98.2%	3,324	23.37	H-E-B	—	—
438	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	83,725	100.0%	1,146	13.81	ALDI	Dollar Tree, Party City, Salon In The Park	—
439	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1984	241,253	91.0%	2,093	9.53	Fiesta Mart	King Dollar, Marshalls	—
440	Fry Road Crossing	Katy	TX	Houston-The Woodlands-Sugar Land, TX	2005	240,940	100.0%	2,549	11.12	—	Hobby Lobby, Palais Royal, Stein Mart	—
441	Washington Square	Kaufman	TX	Dallas-Fort Worth-Arlington, TX	1978	64,230	85.1%	368	6.74	—	AutoZone, Bealls (Stage Stores), Dollar Tree	—
442	Jefferson Park	Mount Pleasant	TX	Mount Pleasant, TX	2001	130,096	99.1%	935	7.25	Super 1 Foods	Harbor Freight Tools, PetSense	—
443	Winwood Town Center	Odessa	TX	Odessa, TX	2002	365,534	100.0%	3,012	13.19	H-E-B	dd's Discounts (Ross), Michaels, Office Depot, Party City, Ross Dress for Less, Target	—

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 47

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

444	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	146,567	94.3%	1,966	15.19	Kroger	LA Fitness	—
445	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	186,732	94.0%	2,121	12.44	Kroger	Burkes Outlet	—
446	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	93.4%	1,110	7.60	Kroger	Harbor Freight Tools, Walgreens	—
447	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	146,211	76.4%	2,615	24.61	Central Market (H-E-B)	—	—
448	Preston Park Village	Plano	TX	Dallas-Fort Worth-Arlington, TX	1985	270,128	88.0%	6,062	25.51	—	Gap Factory Store, Infinite Bounds Gymnastics	—
449	Northshore Plaza	Portland	TX	Corpus Christi, TX	2000	152,144	95.7%	1,044	14.70	H-E-B	Bealls (Stage Stores)	—
450	Klein Square	Spring	TX	Houston-The Woodlands-Sugar Land, TX	1999	80,636	95.5%	759	9.86	Food Town	Family Dollar, Petco	—
451	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,293	92.0%	1,243	11.12	—	Palais Royal	—
452	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	223,152	61.0%	1,372	10.15	Kroger	Planet Fitness	—
453	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	101,088	95.2%	1,090	28.04	Randalls (Albertsons)	—	—
454	The Centre at Navarro	Victoria	TX	Victoria, TX	2005	66,102	90.9%	671	15.99	ALDI	Planet Fitness, Walgreens	—
455	Spradlin Farm	Christiansburg	VA	Blacksburg-Christiansburg-Radford, VA	2000	181,055	100.0%	2,738	15.38	—	Barnes & Noble, Big Lots, Michaels, Petco, T.J.Maxx	Target, The Home Depot
456	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	95.2%	1,150	9.09	Food Lion (Weis Markets)	Mountain Run Bowling, Tractor Supply Co.	—
457	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	136,680	99.3%	1,996	14.71	—	Gold's Gym, Hobby Lobby	Kohl's
458	Tuckernuck Square	Richmond	VA	Richmond, VA	1981	86,010	95.5%	1,267	15.43	—	2nd & Charles, Chuck E. Cheese's	—
459	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	100.0%	1,188	13.46	Kroger	Hamrick's	—
460	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	166,207	96.7%	1,407	8.76	—	Dollar Tree, Kohl's, PetSmart	—
461	Valley Commons	Salem	VA	Roanoke, VA	1988	45,580	23.0%	107	10.19	—	—	AMC Theatres
462	Lake Drive Plaza	Vinton	VA	Roanoke, VA	2008	163,290	100.0%	1,337	8.20	Kroger	Big Lots, Dollar Tree	—
463	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,300	93.8%	2,492	19.61	Trader Joe's	Jo-Ann Fabric & Craft Stores, Kirkland’s, PetSmart, Ulta	—
464	Ridgeview Centre	Wise	VA	Big Stone Gap, VA	1990	190,242	78.1%	1,137	7.65	—	Dollar Tree, Grand Home Furnishings, Harbor Freight Tools, Marshalls, Ollie's Bargain Outlet	Belk
465	Rutland Plaza	Rutland	VT	Rutland, VT	1997	224,514	100.0%	2,025	9.02	Price Chopper	Dollar Tree, Flagship Cinemas, T.J.Maxx, Walmart	—
466	Spring Mall	Greenfield	WI	Milwaukee-Waukesha-West Allis, WI	2003	182,632	86.4%	1,100	8.38	—	T.J.Maxx	—
467	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha-West Allis, WI	1967	219,454	88.4%	3,155	16.26	Sendik's Food Market	Bed Bath & Beyond, DSW, Marshalls	—
468	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha-West Allis, WI	1990	98,303	100.0%	1,014	10.32	Pick 'n Save (Kroger)	—	—
469	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha-West Allis, WI	2000	203,545	96.8%	1,434	7.28	—	Hobby Lobby, Kohl's	ShopKo
470	Moundsville Plaza	Moundsville	WV	Wheeling, WV-OH	2004	176,156	97.2%	1,254	7.32	Kroger	Big Lots, Dunham's Sports, Peebles	—
471	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	100.0%	866	11.49	—	Office Depot, O'Reilly Auto Parts, T.J.Maxx	—

	TOTAL PORTFOLIO					79,997,289	92.5%	$941,392	$13.73

(1) * Indicates grocer is not owned.
(2) Indicates property is currently in redevelopment.

Supplemental Disclosure - Three Months Ended June 30, 2018	Page 48